UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

American High-Income Trust

[photo of the side of a glass paneled building]
Where do we go from here?
Perspectives from your fund’s portfolio counselors

Annual report for the year ended September 30, 2009

American High-Income TrustSM seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2009, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 2/19/88)

American High-Income Trust (Class A shares)	14.0%	4.8%	6.0%	8.2%
Lipper High Current Yield Bond Funds Index*	12.1	4.1	3.8	6.5
Credit Suisse High Yield Index†	17.9	5.7	6.6	8.4
Citigroup Broad Investment-Grade
(BIG) Bond Index†	11.0	5.4	6.5	7.4

*The Lipper index does not reflect the effect of sales charges.
†The market indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

Since its inception through September 30, 2009, American High-Income Trust ranked 3rd in total return among the 35 high current yield funds in existence throughout the period, according to Lipper. For the 10 years ended September 30, 2009, the fund ranked 33rd of 206; for the five years ended September 30, 2009, it ranked 130th of 331; and for the 12 months ended September 30, 2009, it ranked 238th of 459. Lipper rankings do not reflect the effect of sales charges.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 7.68%. The fund’s distribution rate for Class A shares as of that date was 8.12%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 31.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Bond ratings are generally issued by independent rating agencies and are designed to provide an indication of an issuer’s creditworthiness. See the fund’s most recent statement of additional information for details. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

For shareholders in American High-Income Trust, fiscal 2009 encompassed the best of times and the worst of times. In the past 12 months, shareholders experienced tremendous volatility, suffering through some of the worst monthly results and enjoying some of the strongest monthly gains of the fund’s lifetime.

In the end, American High-Income Trust reported a total return of 14.0% for the fiscal year ending September 30, 2009, assuming the reinvestment of monthly dividends totaling 88 cents a share. Shareholders who reinvested dividends received an income return of 9.2% for the year. Those who elected to take dividends in cash received an income return of 8.8% and saw the value of their shares increase 2.8%.

Those results compare with a 12.1% return for the Lipper High Current Yield Bond Funds Index, a benchmark of similar funds, and a 17.9% gain for the Credit Suisse High Yield Index, which attempts to mirror the high-yield debt markets. The latter index is unmanaged and includes no expenses.

The Citigroup Broad Investment-Grade (BIG) Bond Index, an unmanaged index that measures high-quality bond markets including Treasuries, posted an 11.0% return, not including expenses.

A tale of two markets
When the fund’s fiscal year began on October 1, 2008, troubles in the credit market had deepened into the worst financial crisis since the Great Depression. Just weeks earlier, the U.S. government allowed Lehman Brothers to file for bankruptcy. Because Lehman had involvement in many parts of the financial markets, its bankruptcy had worldwide repercussions, causing global stock markets to fall sharply and credit markets to freeze. Grave concerns about liquidity and solvency in the financial system dominated the headlines.

As panic and fear spread throughout the investment world, forced selling among all asset classes drove down bond prices. From early September to the end of November 2008, credit and money markets essentially stopped functioning. The magnitude and seriousness of what was happening in the financial markets had a profound impact on high-yield issuers because of their need for access to credit. Corporate bond yield spreads reached levels not seen in decades; default rates on high-yield bonds rose to 4.1% by the end of calendar 2008, up from 0.9% at the end of 2007, according to Moody’s. In this volatile environment, American High-Income Trust declined 17.2% during the first six months of the fiscal year.

[Begin Sidebar]
In this report

[photo of the side of a glass paneled building]

Special feature

4	Where do we go from here?

Perspectives from your fund’s portfolio counselors

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	Summary investment portfolio

15	Financial statements

32	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
For us, the key is to identify those companies with strong or improving fundamentals and the liquidity necessary to meet their debt obligations, even in a weak economy.
[End Sidebar]

Starting in October 2008, policymakers redoubled their efforts to save the banking system from collapse. The U.S. and other countries propped up several large financial institutions through direct takeovers, government-mediated buyouts, purchases of impaired assets or recapitalizations through government-guaranteed debt. Those efforts began to pay off by the second half of the fiscal year, causing a radical shift in the market. As liquidity returned to the markets and fears of insolvency in the financial system largely subsided, investors rushed to take advantage of depressed prices in high-yield bonds. In the face of a sluggish economy, the stock and bond markets enjoyed an exceptionally strong rebound, helping American High-Income Trust to gain 37.7% for the last six months of the period.

Managing expectations going forward
While we are pleased with the fund’s exceptional returns in recent months, it’s important to keep in mind that the strong rebound is off severely depressed prices and has simply returned markets to normal valuations. There are still numerous challenges ahead as the market responds to continued economic sluggishness, high unemployment rates and questions about corporate profitability.

In this environment, we believe that fundamental research and security selection will be particularly important in the period ahead. Over the years, our research-driven investment approach has allowed American High-Income Trust to provide shareholders with a consistent source of income and solid returns. For us, the key is to identify those companies with strong or improving fundamentals and the liquidity necessary to meet their debt obligations, even in a weak economy.

The past two years have been an unusual market cycle of extreme highs and lows. Now that the markets have moved closer to historical norms, we expect more modest returns in the months ahead. To help manage expectations, it’s helpful to consider results over longer time periods that encompass a variety of market cycles. Shareholders in the fund have earned an average annual return of 6.0%, with dividends and coupons reinvested, for the past 10-year period ended September 30, 2009. That compares with a 3.8% return for the Lipper High Current Yield Bond Funds Index and a 6.6% return for the Credit Suisse High Yield Index. Standard & Poor’s 500 Composite Index, a broad measure of mostly large U.S. stocks, posted a –0.2% return for the same period.

For more information on this year’s results and how the fund’s portfolio counselors are guiding the fund in the current environment, please see the article beginning on page 4.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman

/s/ David C. Barclay

David C. Barclay
President

November 12, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2009, the end of its latest fiscal year. As you can see, that $10,000 grew to $53,376 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended Sept. 30th	American High-Income Trust	Lipper High Current Yield Bond Funds Index4	Citigroup Broad Investment-Grade (BIG) Bond Index3	Credit Suisse High Yield Index3	Consumer Price Index (inflation)5

2/19/88	$9,625	$10,000	$10,000	$10,000	$10,000
1988	10,182	10,475	10,222	10,447	10,328
1989	11,189	10,935	11,367	11,026	10,776
1990	10,735	9,570	12,237	10,047	11,440
1991	13,873	12,290	14,198	13,757	11,828
1992	16,376	15,132	15,999	16,573	12,181
1993	18,764	17,473	17,627	19,172	12,509
1994	19,066	17,899	17,063	19,831	12,879
1995	21,604	20,178	19,461	22,619	13,207
1996	24,570	22,644	20,423	25,054	13,603
1997	28,176	26,120	22,406	28,994	13,897
1998	27,491	25,688	24,975	28,842	14,103
1999	29,721	27,037	24,908	29,980	14,474
2000	31,295	27,021	26,632	30,555	14,974
2001	30,218	23,569	30,110	29,050	15,371
2002	28,442	22,814	32,632	29,877	15,603
2003	38,197	28,862	34,423	38,257	15,966
2004	42,235	32,215	35,738	43,352	16,371
2005	45,421	34,421	36,783	46,089	17,138
2006	49,174	36,744	38,147	49,667	17,491
2007	53,103	39,586	40,148	53,807	17,973
2008	46,800	35,054	41,947	48,410	18,861
2009	53,376	39,311	46,553	57,069	18,618
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

4Results of the Lipper Index reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period February 19 through September 30, 1988 (when the fund began operations).

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2009)*

	1 year	5 years	10 years

Class A shares	9.76%	3.99%	5.62%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio was 0.80% for Class A shares as of September 30, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

[photo of the interior of a glass paneled building]
Where do we go from here?
Perspectives from your fund’s portfolio counselors

When the fund began its fiscal year last October, the world was in the midst of an economic storm. With the global credit crisis deepening and concerns about liquidity and solvency in the financial system rising to new heights, the fall of 2008 marked some of the greatest volatility in the stock market’s history. For the three-month period from August 31, 2008, through November 30, 2008, Standard & Poor’s 500 Composite Index plummeted 30% and the Lipper High Current Yield Bond Funds Index dropped 29%.

Since then, markets have stabilized, and in recent months, stock and bond prices have rallied. While some believe the worst is over, the global economy remains weak and the future is uncertain.

[Begin Sidebar]
“In a world of lowered income, high yield can be an important part of shareholders’ income-generating assets, as long as investors recognize there is a combination of bond and equity risk and are able to hold on through various market cycles.”
[End Sidebar]

[Begin Photo Caption]
[photo of David Barclay]
David Barclay
[End Photo Caption]

“This has really been an unusual time period in the markets. The breadth, magnitude and speed of the declines around the world and throughout different parts of the investment universe were extraordinary,” says David Barclay, president of American High-Income Trust. “After a difficult start to the 2009 fiscal year, the markets have begun to return to normal, with fundamental value coming closer to reasserting itself. But that doesn’t mean there won’t be continued volatility. The economy is recovering but remains weak, and there are still a lot of companies that have not fixed their balance sheets.”

So where does this leave shareholders going forward? We talk with Barclay, along with three of the fund’s other portfolio counselors — Abner Goldstine, David Daigle and Marc Linden — for their insights into what has happened this past year and how to manage expectations going forward.

Describe the impact the global credit crisis has had on the high-yield bond market.

Goldstine: As a result of the global credit crisis, investors essentially became reluctant to own any risk-related investments, so they sold all but the highest quality securities. That put substantial selling pressure on the prices of risk-related securities and high-yield issues in particular. It also raised questions about whether companies with near-term maturities would be able to refinance those maturities. Financial markets not only went into a free fall, but activity came to a halt, so it was both difficult to sell outstanding bonds and difficult for potential borrowers to secure credit either from the banks or from the public market. Bond prices went down to a greater extent than would have been justified by any issuer’s fundamentals.

Daigle: Overall, the credit shock was not as much a function of the underlying companies performing badly as it was a massive deleveraging event. Much of the leverage that had been building in the system for many years was unwound very rapidly in the fall of 2008. Hedge funds, commercial and investment banks, and structured vehicles were all deleveraging by selling assets. The solvency of core financial institutions was being questioned, and no one quite knew how the government would react or whether its actions would have positive or negative consequences. There were concerns about a catastrophic, Great Depression-like scenario unfolding. After several unprecedented actions, the government has largely succeeded in stabilizing the core of the financial system, and concerns about worst-case scenarios have abated. As a result of this stabilization, risk premiums on financial assets, including high-yield bonds, have declined to more normal levels.

[photo of a circular staircase]

Why didn’t fundamental research protect investors more during this downturn?

Barclay: In the fall of 2008, losses in highly leveraged areas such as structured investment vehicles and hedge funds — combined with a lack of new money coming into the market and a weakening economy — resulted in forced selling throughout the market. As forced sellers, these investors were looking to sell anything that was liquid, regardless of its long-term value. That produced a broad-brush, indiscriminate decline in prices across the board. The market didn’t distinguish between companies with fairly well-structured balance sheets and those that were in trouble. Research did not necessarily help as market prices were driven by factors other than company and industry fundamentals. Over the long run, however, our fundamental research should help us to focus on companies better able to survive in a weak economic environment and to provide long-term value.

Linden: It’s not a question of whether research worked or not. Research helps us decide which companies will survive over longer periods of time. It does not determine over a given day, week or month whether prices are going to be up or down. Over the short term, the market drives returns, not the company.

Daigle: As traditional long-term, high-yield investors, we are heavily focused on bottom-up research in addition to broad macroeconomic factors. We study companies and industries in depth. However, much of what was happening in the investment universe in recent years was driven by market participants using significant leverage, such as hedge funds, proprietary trading desks, and even traditional banks. These firms do many things we do not, such as using leveraged structured vehicles, using credit default swaps, buying on margin, and short selling. Because we are not active participants in these areas, we did not fully appreciate the magnitude of leverage that was building in the system. What ultimately mattered in 2008 was not fundamental research, but understanding the systemic risks associated with the massive leverage that had accumulated in such firms as Lehman Brothers, Goldman Sachs and AIG.

Where are we now in the market cycle?

Goldstine: The answer depends on what happens to the economy. We expect that the worst of the storm has passed. If at some point in 2010 we see some modest increases in employment, as I think we will, more and more companies should generate the earnings and cash flow necessary to service their debt. But there still may be problems ahead. In addition to unemployment, there are problems still to surface in the credits of the commercial real estate market and the expectation that defaults will continue in the residential mortgage market.

[Begin Sidebar]
“Because of the uncertainty of the economic environment, this is a period where it’s useful to try to find issuers with relatively short maturities, a good yield and a business that has the ability to withstand further economic problems.”
[End Sidebar]

[Begin Photo Caption]
[photo of Abner Goldstine]
Abner Goldstine
[End Photo Caption]

Linden: Now that the debt markets have largely recovered and companies can, for the most part, easily access the high-yield market, the market runs the risk of beginning to fund companies inappropriately once again. So we’re now back at a time when selection will again be especially important; companies are starting to come to market that really shouldn’t be funded because their business models are not sufficiently robust to support the leverage they’re incurring. The roots of the next downturn will be sown in the emergence from this downturn. We need to make sure that the companies we put into our portfolios will be those that will survive the next cycle. We need to focus not on the exuberance of the market but on the dangers of the next cycle. That’s part of a bond investor’s job. We need to worry about the things that everyone else is celebrating because, oftentimes, celebrations can lead to overindulgence.

What other perspectives did investors gain from the past down cycle?

Barclay: It’s important to consider both market cycles and economic cycles as part of any long-term investment horizon. As we all learned in 2002 and 2008, debt markets for new financing can close down suddenly and dramatically. Companies need buffers and some flexibility. In addition to thinking about the market cycle, you need to think about the economic cycle and what may happen with an investment when the economy is weaker than you had expected. It goes back to the importance of research and realizing that research is not about daily or monthly fluctuations in the market, but whether companies can survive extreme fluctuations in the market over a longer period of time.

Goldstine: The first lesson: When there is little liquidity in general, it is particularly important to try to be in the part of the market that will be the most liquid. That is going to be determined, in part, by the size of the issue and the quality of the issuer. The second lesson: Continue to re-evaluate your expectations and thoughts to consider a variety of scenarios that could happen and to be aware of the consequences of these scenarios.

Daigle: I learned that you cannot have healthy high-yield issuers when the large core financial institutions are sick. The large core financial institutions have a significant influence on overall credit availability, and high-yield issuers need ongoing access to credit. We need to focus more on the health of these institutions and, more broadly, on macroeconomic issues that could impact credit availability. Are there asset bubbles forming? If they deflate, what will be the impact on access to credit? What is the impact from relatively new instruments like credit derivatives that are used to amplify leverage? In the future, we will place a greater emphasis on market and macroeconomic issues.

During the worst of the downfall, did you have any doubts about your investment approach?

Linden: Doubt is a daily part of what we do. Re-asking the question, challenging and re-challenging our theses are an essential part of our process. Assumption of certainty is very calming because you don’t have to question yourself, but that’s not the way the world works. We’re constantly challenging ourselves and each other: What would it take to change our investment view? What would it take to make an attractive investment unattractive or vice versa? I hope we continue to doubt everything we do every day.

[Begin Photo Caption]
[photo of David Daigle]
David Daigle
[End Photo Caption]

[Begin Sidebar]
“When [the] economic system gets into trouble, we will not be immune to that; we will be pressured significantly. Yet for long-term shareholders, it’s still about picking the right industries and the right companies.”
[End Sidebar]

[photo from ground level looking up of a glass paneled wall and a staircase]
Looking ahead, where do you see opportunities?

Barclay: Right now, there are a lot of ways companies are looking at their balance sheets and sustainable debt loads; our analysts are particularly well-equipped to understand these changes and which companies are worth holding in our portfolio.

One theme going forward is that the total amount of debt and leverage will be less. A number of leveraged buyouts (LBOs) will need to reduce their debt ratios before they can refinance. They can do that in a number of ways, one of which is through out-of-court exchange offerings, which allow companies to restructure their liabilities outside of bankruptcy court. In situations where you have a good company but debt levels are high and now the business prospects are weaker than expected, an exchange offering can create a more sustainable leverage structure. There are more of these kinds of exchange offers and negotiated restructurings in this cycle, particularly for the most recent, highly leveraged LBOs, and they can be mutually beneficial to the company and the bondholder. Sometimes, we are even involved in the negotiations, so we may be able to help shape the outcome.

Goldstine: The lower quality part of the market has recovered significantly this year. We question how much more upside there is, but even more importantly, we think about where the downside is. Because of the uncertainty of the economic environment, this is a period where it’s useful to try to find issuers with relatively short maturities, a good yield and a business that has the ability to withstand further economic problems. I see opportunities in those parts of the market that are least subject to a cyclical downturn.

Daigle: I am looking at companies that have very attractive liquidity profiles in which there are no near-term maturities and the long-term franchise looks good.

What major headwinds do you expect over the next several years?

Goldstine: The economy. It’s not clear if we are in a period of recovery now or in a period in which the economy is healing. The general expectation is that the course will be fairly slow and measured, so it may be some time before we get into an environment where the economy is operating at its normal capacity. Until then, you have to be concerned about which credits will survive and which will not. You have to be conscious not only of the structure of a balance sheet but also the liquidity a company has and its potential ability to repay maturing debt. A company can be in good shape in terms of its balance sheet, but it may not have the liquidity to meet its obligations on a short-term basis. And that can turn into a long-term problem.

Daigle: One area of remaining concern is the real estate markets, both commercial and residential. Neither area is out of the woods. And, as defaults and foreclosures occur over the next several years, this could have an impact on availability of credit. Price stabilization in real estate markets should have a positive impact on the financial system, while continuing price erosion could lead to further problems in the credit markets.

[Begin Sidebar]
“Research helps us decide which companies will survive over longer periods of time. It does not determine over a given day, week or month whether prices are going to be up or down. Over the short term, the market drives returns, not the company.”
[End Sidebar]

[Begin Photo Caption]
[photo of Marc Linden]
Marc Linden
[End Photo Caption]

Another concern is the resolution of some LBOs. If the economy doesn’t improve, companies won’t be able to refinance their debt and we could see some LBOs fail. How that impacts high yield will depend on how widespread it is and what conclusions investors draw from that. If the failures are considered to be just a handful of unique cases, it may not spill into the broader market. But if investors begin to worry about the ability of companies to pay down debt, it could put pressure on prices.

Linden: I think the headwinds will be of investors’ own making, in the sense that there’s always the risk that this cycle creates the next big problem — that the returns generated in the market over the last six months create an exuberance that results in the problems of the next downturn. The markets are cyclical and that tends to happen. People fund companies that shouldn’t be funded, and eventually, those investments come back to haunt the market.

What role should a high-yield bond fund play in a diversified portfolio?

Goldstine: For longer term investors who have the ability to undergo some fluctuations in the value of their holdings, it provides an intermediate step between very comfortable investments, which typically offer lower returns and lower volatility, and the equity markets, which typically offer higher returns and higher volatility.

Linden: We talk about the value of long-term fundamentals in differentiating between companies that can survive the long term and those that cannot. But it’s also important to recognize the impact of volatility on security prices and, therefore, the value of an investment in the short term. We hope that investors take this into consideration in structuring their personal portfolios. We think that high yield can provide an attractive investment opportunity, but it should be part of a balanced portfolio. It shouldn’t be the entire portfolio.

Daigle: It’s important to understand that high yield is one part of a broader economic system, and when that economic system gets into trouble, we will not be immune to that; we will be pressured significantly. Yet for long-term shareholders, it’s still about picking the right industries and the right companies. What matters most is that we invest in companies that can manage through volatile periods and still be attractive investments.

Barclay: While we are definitely disappointed that the high-yield market — and American High-Income Trust in particular — exhibited more downside volatility than in the past, it still can provide a high source of income relative to other types of assets. In a world of lowered income, high yield can be an important part of shareholders’ income-generating assets, as long as investors recognize there is a combination of bond and equity risk and are able to hold on through various market cycles. ■

Summary investment portfolio, September 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Portfolio by type of security (percent of net assets)	9/30/2009
U.S. corporate bonds & notes	59.1
Corporate bonds & notes of issuers outside the U.S.	12.7
Corporate loans	8.0
Bonds & notes of governments & government agencies outside the U.S.	2.8
Other	1.9
Common stocks & warrants	2.3
Convertible securities	1.1
Preferred securities	1.0
Short-term securities & other assets less liabilities	11.1
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 84.57%	(000)	(000)	assets
Corporate bonds, notes & loans - 79.87%
Consumer discretionary - 19.62%
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%-10.875% 2012-2014 (1)	$115,350	$119,763
CCH II, LLC and CCH II Capital Corp. 10.25% 2010 (2)	62,980	71,167
Charter Communications Operating, LLC, Term Loans 6.25%-9.25% 2014 (3) (4) (5)	47,595	46,121
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013 (2)	36,490	37,220
CCH I, LLC and CCH I Capital Corp. 11.00% 2015 (2)	7,475	1,420
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011 (2)	6,000	45	1.83%
Univision Communications Inc.:
First Lien Term Loan B, 2.533% 2014 (3) (4) (5)	123,170	104,569
10.50% 2015 (1) (3) (6)	144,039	111,630
12.00% 2014 (1)	20,310	21,935	1.59
NTL Cable PLC:
8.75% 2014	65,893	67,540
9.50% 2016	99,825	105,565
8.75% 2014	€5,300	8,030
9.75% 2014	£3,000	5,037
9.125% 2016	$36,015	37,185	1.49
Michaels Stores, Inc. 10.00% 2014	95,825	94,867	.63
AMC Entertainment Inc. 8.75% 2019	68,675	71,250	.47
Toys "R" Us, Inc. 7.625% 2011	57,410	56,836	.38
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	54,303	55,118	.37
FCE Bank PLC 7.125% 2013	€24,150	32,878
Ford Motor Co. 9.50% 2011	$1,000	1,015	.22
Other securities		1,898,218	12.64
		2,947,409	19.62

Telecommunication services - 10.43%
Nextel Communications, Inc.:
Series F, 5.95% 2014	120,790	107,503
Series D, 7.375% 2015	74,753	67,465
Series E, 6.875% 2013	23,013	21,460
Sprint Capital Corp. 7.625%-8.75% 2011-2032	10,750	10,856
Sprint Nextel Corp. 0.683% 2010 (3)	5,120	4,974	1.41
Qwest Capital Funding, Inc.:
7.25% 2011	95,650	96,128
7.90% 2010	23,185	23,591
Qwest Communications International Inc. 7.25%-8.00% 2011-2015 (1)	56,475	57,343
Qwest Corp. 7.875%-8.875% 2011-2012	15,600	16,242	1.29
Cricket Communications, Inc.:
9.375% 2014	91,530	93,361
7.75% 2016 (1)	92,450	94,299	1.25
Windstream Corp.:
8.125% 2013	89,875	92,796
7.00%-8.625% 2016-2019	24,800	25,263
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	31,370	32,178	1.00
Wind Acquisition SA 11.75% 2017 (1)	90,700	102,718	.68
MetroPCS Wireless, Inc. 9.25% 2014	74,600	76,652	.51
Digicel Group Ltd. 12.00% 2014 (1)	61,825	69,553	.46
Other securities		574,948	3.83
		1,567,330	10.43

Industrials - 9.91%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	101,500	102,515
11.50% 2016	58,700	61,929
0%/12.50% 2016 (7)	149,450	118,439
11.625% 2014	14,650	15,529
Nielsen Finance LLC, Term Loans 2.249%-8.50% 2013-2017 (3) (4) (5)	42,652	41,571	2.26
RailAmerica Inc. 9.25% 2017 (1)	66,650	70,149	.47
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	61,577	63,116	.42
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.283% 2014 (3) (4) (5)	80,417	61,921	.41
Other securities		952,722	6.35
		1,487,891	9.91

Financials - 9.33%
Ford Motor Credit Co.:
3.26% 2012 (3)	85,585	77,133
5.549%-9.875% 2009-2016 (3)	127,430	125,789	1.35
Realogy Corp.:
Term Loan B, 3.254% 2013 (3) (4) (5)	94,064	79,784
Term Loans 3.254%-13.50% 2013-2017 (3) (4) (5)	89,251	86,054
10.50%-11.75% 2014 (3) (6)	33,367	23,977	1.27
CIT Group Inc.:
Term Loan, 13.00% 2012 (3) (4) (5)	131,000	135,539
0.42%-7.625% 2009-2013 (3)	76,504	54,143	1.26
Other securities		818,324	5.45
		1,400,743	9.33

Health care - 8.49%
Tenet Healthcare Corp.:
8.875% 2019 (1)	158,730	168,254
7.375%-10.00% 2013-2018 (1)	78,785	80,748	1.66
Elan Finance PLC and Elan Finance Corp.:
8.875% 2013	70,975	71,862
4.44%-8.75% 2011-2016 (1) (3) (8)	133,163	131,124	1.35
HCA Inc.:
Term Loan B1, 2.533% 2013 (3) (4) (5)	25,788	24,409
7.875%-9.625% 2014-2020 (1) (3) (6)	129,036	133,354	1.05
HealthSouth Corp.:
7.218% 2014 (3)	57,305	56,445
10.75% 2016	76,190	83,047
Term Loan B, 2.55% 2013 (3) (4) (5)	12,698	12,247	1.01
VWR Funding, Inc. 11.25% 2015 (3) (6)	119,260	109,421	.73
PTS Acquisition Corp. 9.50% 2015 (3) (6)	86,500	75,688	.50
Bausch & Lomb Inc. 9.875% 2015	53,025	55,809	.37
Other securities		273,436	1.82
		1,275,844	8.49

Information technology - 7.24%
NXP BV and NXP Funding LLC:
10.00% 2013 (9)	77,049	76,375
7.875% 2014	111,615	88,176
9.50% 2015	112,265	74,937
3.259% 2013 (3)	64,365	46,745
3.746%-8.625% 2013-2015 (3)	€95,203	94,564	2.53
Freescale Semiconductor, Inc.:
8.875% 2014	$85,928	66,164
Term Loan B, 12.50% 2014 (4) (5)	63,687	64,218
Term Loan B, 2.011% 2013 (3) (4) (5)	30,020	24,129
4.174%-10.125% 2014-2016 (3) (6)	106,998	73,411	1.52
Sanmina-SCI Corp.:
8.125% 2016	87,707	82,444
3.049%-6.75% 2010-2014 (1) (3) (8)	73,080	67,932	1.00
First Data Corp., Term Loan B2, 3.036% 2014 (3) (4) (5)	79,514	68,670	.46
Other securities		259,059	1.73
		1,086,824	7.24

Materials - 4.58%
Georgia Gulf Corp., Term Loans 6.50%-10.00% 2011-2013 (3) (4) (5) (10) (11)	45,137	43,341	.29
Other securities		644,586	4.29
		687,927	4.58

Utilities - 4.41%
Edison Mission Energy 7.00%-7.75% 2013-2027	194,075	162,015
Midwest Generation, LLC, Series B, 8.56% 2016 (4)	48,812	49,544
Homer City Funding LLC 8.734% 2026 (4)	9,104	8,604	1.47
Intergen Power 9.00% 2017 (1)	74,950	77,573	.52
Other securities		365,194	2.42
		662,930	4.41

Consumer staples - 3.31%
Other securities		497,846	3.31

Energy - 2.55%
Other securities		383,086	2.55

Total corporate bonds, notes & loans		11,997,830	79.87

Bonds & notes of governments & government agencies outside the U.S. - 2.84%
Other securities		426,331	2.84

Mortgage-backed obligations - 1.42%
Other securities		213,735	1.42

Other - 0.44%
U.S. Treasury 1.375%-6.00% 2012-2026	51,000	56,546	.38
Other securities		8,679	.06
		65,225	.44

Total bonds, notes & other debt instruments (cost: $12,624,510,000)		12,703,121	84.57

	Principal		Percent
	amount	Value	of net
Convertible securities - 1.07%	(000)	(000)	assets

Other - 1.05%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$61,000	$59,170	.40%
Other securities		97,931	.65
		157,101	1.05

Miscellaneous - 0.02%
Other convertible securities in initial period of acquisition		3,469	.02

Total convertible securities (cost: $136,207,000)		160,570	1.07

	Shares		Percent
		Value	of net
Preferred securities - 0.99%		(000)	assets

Financials - 0.99%
Other securities		$148,754	.99%

Total preferred securities (cost: $192,056,000)		148,754	.99

	Shares		Percent
		Value	of net
Common stocks - 2.27%		(000)	assets

Other - 2.27%
Georgia Gulf Corp. (8) (9) (10) (12)	4,809,206	$129,848	.87%
Ford Motor Co. (12)	1,620,210	11,682	.08%
Sprint Nextel Corp., Series 1 (12)	777,508	3,071	.02%
Other securities		196,078	1.30%

Total common stocks (cost: $319,188,000)		340,679	2.27

	Shares		Percent
		Value	of net
Warrants - 0.00%		(000)	assets

Other - 0.00%
Other securities		$230	.00%

Total warrants (cost: $723,000)		230	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 11.09%	(000)	(000)	assets

U.S. Treasury Bills 0.18%-0.34% due 10/15/2009-7/15/2010	$456,000	$455,125	3.03%
Freddie Mac 0.16%-0.245% due 10/5/2009-4/19/2010	337,622	337,407	2.25
Federal Home Loan Bank 0.15%-0.20% due 10/21-12/16/2009	236,091	236,056	1.57
Fannie Mae 0.17%-0.54% due 11/4/2009-7/13/2010	142,342	142,288	.95
Abbott Laboratories 0.14%-0.20% due 10/14-12/1/2009 (1)	84,348	84,325	.56
Coca-Cola Co. 0.23%-0.25% due 11/13/2009-1/13/2010 (1)	83,200	83,142	.55
Private Export Funding Corp. 0.19%-0.24% due 10/19-12/1/2009 (1)	78,400	78,380	.52
Other securities		249,245	1.66

Total short-term securities (cost: $1,665,706,000)		1,665,968	11.09

Total investment securities (cost: $14,938,390,000)		15,019,322	99.99
Other assets less liabilities		1,434	.01

Net assets		$15,020,756	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2009, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/09 (000)
Georgia Gulf Corp. (8) (9) (12)	-	4,809,206	-	4,809,206	$-	$129,848
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 2011 (3) (4) (5) (11)	$-	$25,640,000	$-	$25,640,000	291	24,102
Georgia Gulf Corp., Term Loan B, 10.00% 2013 (3) (4) (5)	$-	$19,496,523	$-	$19,496,523	772	19,239
American Media Operation 14.00% 2013 (1) (3) (6)	$-	$44,909,399	$-	$44,909,399	5,451	28,293
American Media Operation 9.00% 2013 (1) (6)	$-	$3,249,793	$-	$3,249,793	317	2,015
American Media Operations, Inc. (1) (8) (12)	-	823,272	-	823,272	-	8
ZiLOG, Inc. (12)	1,140,500	-	-	1,140,500	-	2,954
Clarent Hospital Corp. (8) (12)	576,849	-	-	576,849	-	29
					$6,831	$206,488

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,456,656,000, which represented 23.01% of the net assets of the fund.

(2) Scheduled interest and/or principal payment was not received.
(3) Coupon rate may change periodically.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $1,206,728,000, which represented 8.03% of the net assets of the fund.

(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Step bond; coupon rate will increase at a later date.
(8) Valued under fair value procedures adopted by authority of the board of trustees.The total value of all such securities, including those in "Other securities," was $402,339,000, which represented 2.68% of the net assets of the fund.

(9) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets

Georgia Gulf Corp.	9/28/2006-7/29/2009	$85,188	$129,848	.87%
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	60,765	76,375	.51
Other restricted securities		62,088	37,920	.25
Total restricted securities		$208,041	$244,143	1.63%

(10) Represents an affiliated company as defined under the Investment Company Act of 1940.
(11) Unfunded loan commitment; the total value of all unfunded loan commitments was $12,679,000, which represented .08% of the net assets of the fund.
(12) Security did not produce income during the last 12 months.

Key to symbols

€ = Euros
£ = British pounds

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,769,010)	$14,812,834
Affiliated issuers (cost: $169,380)	206,488	$15,019,322
Unrealized appreciation on open forward currency contracts		41
Receivables for:
Sales of investments	33,730
Sales of fund's shares	33,446
Dividends and interest	285,732	352,908
		15,372,271
Liabilities:
Unrealized depreciation on open forward currency contracts		163
Payables for:
Purchases of investments	221,694
Bank overdraft	78,430
Repurchases of fund's shares	34,271
Dividends on fund's shares	6,131
Closed forward currency contracts	23
Investment advisory services	3,907
Services provided by affiliates	5,823
Trustees' deferred compensation	140
Other	933	351,352
Net assets at September 30, 2009		$15,020,756

Net assets consist of:
Capital paid in on shares of beneficial interest		$16,685,990
Distributions in excess of net investment income		(16,338)
Accumulated net realized loss		(1,730,256)
Net unrealized appreciation		81,360
Net assets at September 30, 2009		$15,020,756

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,460,310 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$10,274,019	998,835	$10.29
Class B	549,822	53,453	10.29
Class C	1,212,974	117,925	10.29
Class F-1	1,481,973	144,077	10.29
Class F-2	340,867	33,139	10.29
Class 529-A	171,725	16,695	10.29
Class 529-B	21,879	2,127	10.29
Class 529-C	67,891	6,600	10.29
Class 529-E	9,416	915	10.29
Class 529-F-1	7,576	737	10.29
Class R-1	17,766	1,727	10.29
Class R-2	169,749	16,503	10.29
Class R-3	272,343	26,477	10.29
Class R-4	171,610	16,684	10.29
Class R-5	202,421	19,679	10.29
Class R-6	48,725	4,737	10.29

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $10.69 each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2009	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S.
taxes of $26; also includes
$6,831 from affiliates)	$1,144,154
Dividends	7,321	$1,151,475

Fees and expenses*:
Investment advisory services	40,374
Distribution services	38,211
Transfer agent services	12,060
Administrative services	5,771
Reports to shareholders	982
Registration statement and prospectus	2,385
Trustees' compensation	117
Auditing and legal	133
Custodian	237
State and local taxes	118
Other	765
Total fees and expenses before reimbursements/waivers	101,153
Less reimbursements/waivers of fees and expenses:
Investment advisory services	941
Administrative services	278
Total fees and expenses after reimbursements/waivers		99,934
Net investment income		1,051,541

Net realized loss and unrealized
appreciation on investments, forward currency contracts
and currency:
Net realized loss on:
Investments (net of non-U.S. taxes of $173; also includes $3 net loss from affiliates)	(1,492,307)
Forward currency contracts	(1,393)
Currency transactions	(3,902)	(1,497,602)
Net unrealized appreciation (depreciation) on:
Investments	2,453,765
Forward currency contracts	(782)
Currency translations	1,793	2,454,776
Net realized loss and
unrealized appreciation
on investments, forward currency contracts and currency		957,174
Net increase in net assets resulting
from operations		$2,008,715

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2009	2008
Operations:
Net investment income	$1,051,541	$1,021,310
Net realized loss on investments, forward currency contracts and currency transactions	(1,497,602)	(210,963)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	2,454,776	(2,410,161)
Net increase (decrease) in net assets resulting from operations	2,008,715	(1,599,814)

Dividends and distributions paid or accrued to
shareholders
Dividends from net investment income	(1,103,307)	(1,018,627)
Distributions from net realized gain on investments	-	(25,932)
Total dividends and distributions paid or accrued to shareholders	(1,103,307)	(1,044,559)

Net capital share transactions	2,587,103	887,582

Total increase (decrease) in net assets	3,492,511	(1,756,791)

Net assets:
Beginning of year	11,528,245	13,285,036
End of year (including distributions in excess of and undistributed
net investment income:$(16,338) and $42,869, respectively)	$15,020,756	$11,528,245

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or prices changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions and currency, interest rate and commodity price fluctuations. Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis, as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2009, the fund reclassified $7,225,000 from distributions in excess of net investment income to accumulated net realized loss and $216,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$43,455
Post-October currency loss deferrals (realized during the period November 1, 2008, through September 30, 2009)*	(14,028)
Capital loss carryforward expiring 2017†	(407,267)
Post-October capital loss deferrals (realized during the period November 1, 2008, through September 30, 2009)*	(1,259,044)
Gross unrealized appreciation on investment securities	915,104
Gross unrealized depreciation on investment securities	(923,224)
Net unrealized depreciation on investment securities	(8,120)
Cost of investment securities	15,027,442

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2009			Year ended September 30, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$773,043	-	$773,043	$730,206	$18,402	$748,608
Class B	43,681	-	43,681	49,409	1,431	50,840
Class C	78,706	-	78,706	72,541	2,038	74,579
Class F-1	112,760	-	112,760	102,194	2,457	104,651
Class F-2*	13,372	-	13,372	89	-	89
Class 529-A	12,208	-	12,208	10,246	252	10,498
Class 529-B	1,579	-	1,579	1,467	41	1,508
Class 529-C	4,466	-	4,466	3,831	106	3,937
Class 529-E	670	-	670	559	14	573
Class 529-F-1	552	-	552	475	11	486
Class R-1	1,104	-	1,104	919	25	944
Class R-2	11,518	-	11,518	10,006	274	10,280
Class R-3	18,748	-	18,748	15,162	381	15,543
Class R-4	12,118	-	12,118	10,337	246	10,583
Class R-5	17,558	-	17,558	11,186	254	11,440
Class R-6†	1,224	-	1,224	-	-	-
Total	$1,103,307	-	$1,103,307	$1,018,627	$25,932	$1,044,559

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50 million. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended September 30, 2009, total investment advisory services fees waived by CRMC were $941,000. As a result, the fee shown on the accompanying financial statements of $40,374,000, which was equivalent to an annualized rate of 0.363%, was reduced to $39,433,000, or 0.354% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2009, the total administrative services fees paid by CRMC were $278,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$19,015	$11,366	Not applicable	Not applicable	Not applicable
Class B	4,633	694	Not applicable	Not applicable	Not applicable
Class C	8,553	Included in administrative services	$1,285	$236	Not applicable
Class F-1	2,732		1,691	236	Not applicable
Class F-2	Not applicable		196	16	Not applicable
Class 529-A	259		125	26	$122
Class 529-B	170		17	8	17
Class 529-C	485		50	19	49
Class 529-E	34		7	1	7
Class 529-F-1	-		6	1	5
Class R-1	122		12	16	Not applicable
Class R-2	930		186	609	Not applicable
Class R-3	975		282	162	Not applicable
Class R-4	303		174	22	Not applicable
Class R-5	Not applicable		169	12	Not applicable
Class R-6*	Not applicable		7	-†	Not applicable
Total	$38,211	$12,060	$4,207	$1,364	$200
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $117,000, shown on the accompanying financial statements, includes $131,000 in current fees (either paid in cash or deferred) and a net decrease of $14,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$-	$11,896,018	$101,812	$11,997,830
Bonds & notes of governments & government agencies outside the U.S.	-	426,331	-	426,331
Mortgage-backed obligations	-	213,735	-	213,735
Other	-	65,225	-	65,225
Convertible securities	16,503	144,067	-	160,570
Preferred securities	-	148,754	-	148,754
Common stocks	210,109	130,406	164	340,679
Warrants	1	-	229	230
Short-term securities	-	1,665,968	-	1,665,968
Total	$226,613	$14,690,504	$102,205	$15,019,322

	Level 1	Level 2	Level 3	Total
Forward currency contracts (*)	-	$(122)	-	$(122)

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2009 (dollars in thousands):

	Beginning value at 10/1/2008	Net purchases and sales	Net realized gain (†)	Net unrealized appreciation (†)	Net transfers into Level 3	Ending value at 9/30/2009
Investment securities	$67,983	$10,007	$4,721	$3,768	$15,726	$102,205

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2009 (dollars in thousands) (†):						$8,982

(*) Forward currency contracts are not included in the investment portfolio.
(†) Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.
6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2009
Class A	$3,153,668	371,762	$647,705	76,450	$(2,194,686)	(255,978)	$1,606,687	192,234
Class B	108,890	12,953	34,327	4,084	(164,888)	(19,243)	(21,671)	(2,206)
Class C	433,641	50,441	60,856	7,170	(244,407)	(28,586)	250,090	29,025
Class F-1	783,541	93,073	90,817	10,741	(678,655)	(80,004)	195,703	23,810
Class F-2	312,188	36,051	9,800	1,089	(49,240)	(5,357)	272,748	31,783
Class 529-A	47,842	5,592	12,189	1,436	(20,124)	(2,326)	39,907	4,702
Class 529-B	3,755	445	1,577	187	(2,874)	(335)	2,458	297
Class 529-C	20,117	2,338	4,456	526	(10,235)	(1,195)	14,338	1,669
Class 529-E	2,574	304	670	79	(1,226)	(142)	2,018	241
Class 529-F-1	2,633	309	549	65	(1,651)	(195)	1,531	179
Class R-1	8,045	928	1,081	127	(4,453)	(516)	4,673	539
Class R-2	64,190	7,450	11,458	1,355	(43,464)	(5,051)	32,184	3,754
Class R-3	149,245	17,754	18,673	2,198	(99,770)	(12,006)	68,148	7,946
Class R-4	75,335	8,636	12,091	1,427	(50,394)	(5,883)	37,032	4,180
Class R-5	163,896	19,818	16,646	1,969	(141,365)	(16,054)	39,177	5,733
Class R-6(2)	41,389	4,663	1,199	124	(508)	(50)	42,080	4,737
Total net increase
(decrease)	$5,370,949	632,517	$924,094	109,027	$(3,707,940)	(432,921)	$2,587,103	308,623

Year ended September 30, 2008
Class A	$1,832,026	159,405	$607,542	53,246	$(2,022,226)	(176,467)	$417,342	36,184
Class B	58,432	5,104	37,258	3,262	(158,870)	(13,890)	(63,180)	(5,524)
Class C	246,125	21,376	55,146	4,833	(250,750)	(21,944)	50,521	4,265
Class F-1	734,169	63,613	80,516	7,080	(507,861)	(44,805)	306,824	25,888
Class F-2(3)	15,292	1,418	62	6	(708)	(68)	14,646	1,356
Class 529-A	28,484	2,472	10,354	909	(16,441)	(1,438)	22,397	1,943
Class 529-B	2,433	211	1,488	130	(2,201)	(193)	1,720	148
Class 529-C	13,564	1,179	3,879	340	(9,536)	(836)	7,907	683
Class 529-E	1,899	165	565	50	(1,241)	(110)	1,223	105
Class 529-F-1	1,651	143	479	42	(944)	(81)	1,186	104
Class R-1	5,262	459	908	80	(4,723)	(410)	1,447	129
Class R-2	52,030	4,528	10,105	886	(44,002)	(3,829)	18,133	1,585
Class R-3	103,670	8,970	15,333	1,345	(78,446)	(6,830)	40,557	3,485
Class R-4	71,390	6,189	10,447	917	(47,098)	(4,125)	34,739	2,981
Class R-5	91,071	7,933	10,522	925	(69,473)	(6,009)	32,120	2,849
Total net increase
(decrease)	$3,257,498	283,165	$844,604	74,051	$(3,214,520)	(281,035)	$887,582	76,181

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,221,997,000 and $4,046,632,000, respectively, during the year ended September 30, 2009.

8. Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of September 30, 2009, the fund had open open forward currency contracts to sell currencies as follows (amounts in thousands):

		Contract Amount		Unrealized (depreciation) appreciation at
Sales:	Settlement date	Receive	Deliver	September 30, 2009

Euros	10/15/2009	$14,510	€10,000	$(132)
Euros	10/15/2009	$2,612	€1,800	(23)
Euros	10/19/2009	$220	€150	1
Euros	10/19/2009	$1,471	€1,000	7
Euros	10/21/2009	$221	€150	2
Euros	10/23/2009	$10,815	€7,365	31
Euros	10/30/2009	$3,433	€2,350	(8)
Euros	12/2/2009	$1,098	€750	-
Forward currency contracts - net				$(122)

9. Subsequent events

As of November 12, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2009	$10.01	$.83	$.33	$1.16	$(.88)	$-	$(.88)	$10.29	14.03%	$10,274	.80%	.79%	9.57%
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.87)	8,074	.70	.67	8.14
Year ended 9/30/2007	12.30	.93	.04	.97	(.92)	-	(.92)	12.35	7.99	9,516	.69	.66	7.35
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.26	8,285	.69	.65	7.52
Year ended 9/30/2005	12.26	.89	.01	.90	(.89)	-	(.89)	12.27	7.54	7,448	.68	.65	7.17
Class B:
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.18	550	1.56	1.55	8.93
Year ended 9/30/2008	12.35	.85	(2.32)	(1.47)	(.85)	(.02)	(.87)	10.01	(12.55)	557	1.47	1.44	7.37
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.19	756	1.44	1.41	6.62
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	-	(.85)	12.30	7.44	760	1.46	1.42	6.76
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	-	(.80)	12.27	6.72	771	1.45	1.43	6.39
Class C:
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.15	1,213	1.58	1.57	8.74
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.59)	890	1.52	1.48	7.32
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.14	1,045	1.48	1.45	6.55
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.39	871	1.50	1.46	6.71
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	-	(.79)	12.27	6.65	804	1.51	1.49	6.32
Class F-1:
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	1,482	.81	.80	9.54
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.90)	1,204	.74	.70	8.09
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.98	1,166	.70	.67	7.32
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.23	846	.71	.68	7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.45	637	.76	.74	7.07
Class F-2:
Year ended 9/30/2009	10.01	.81	.37	1.18	(.90)	-	(.90)	10.29	14.32	341	.53	.53	8.99
Period from 8/4/2008 to 9/30/2008	11.01	.14	(1.00)	(.86)	(.14)	-	(.14)	10.01	(7.84)	13	.08	.07	1.34
Class 529-A:
Year ended 9/30/2009	10.01	.82	.33	1.15	(.87)	-	(.87)	10.29	13.99	172	.84	.83	9.50
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.91)	120	.74	.71	8.11
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.92	124	.76	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.21	92	.74	.70	7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.44	66	.77	.75	7.09
Class 529-B:
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	22	1.65	1.64	8.76
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	18	1.58	1.55	7.26
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.06	21	1.56	1.53	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.30	18	1.58	1.55	6.63
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	-	(.77)	12.27	6.52	15	1.64	1.61	6.22
Class 529-C:
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	68	1.64	1.63	8.71
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	49	1.57	1.54	7.27
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.07	52	1.55	1.52	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.31	40	1.57	1.54	6.64
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	-	(.77)	12.27	6.53	32	1.63	1.60	6.23
Class 529-E:
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	9	1.13	1.12	9.23
Year ended 9/30/2008	12.35	.90	(2.32)	(1.42)	(.90)	(.02)	(.92)	10.01	(12.18)	7	1.06	1.02	7.79
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.62	7	1.04	1.01	7.01
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	-	(.90)	12.30	7.88	5	1.05	1.01	7.17
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	-	(.84)	12.27	7.09	4	1.10	1.07	6.77

Class 529-F-1:
Year ended 9/30/2009	$10.01	$.84	$.33	$1.17	$(.89)	$-	$(.89)	$10.29	14.23%	$7	.63%	.62%	9.72%
Year ended 9/30/2008	12.35	.95	(2.32)	(1.37)	(.95)	(.02)	(.97)	10.01	(11.74)	6	.56	.52	8.29
Year ended 9/30/2007	12.30	.94	.04	.98	(.93)	-	(.93)	12.35	8.15	6	.54	.51	7.51
Year ended 9/30/2006	12.27	.94	.05	.99	(.96)	-	(.96)	12.30	8.41	4	.55	.52	7.66
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.45	3	.75	.72	7.13
Class R-1:
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	18	1.64	1.63	8.65
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.62)	12	1.55	1.52	7.29
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.08	13	1.57	1.52	6.50
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.35	8	1.59	1.50	6.68
Year ended 9/30/2005	12.26	.78	.01	.79	(.78)	-	(.78)	12.27	6.61	6	1.61	1.52	6.35
Class R-2:
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.17	170	1.79	1.56	8.81
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.58)	128	1.70	1.48	7.34
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.13	138	1.69	1.47	6.56
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.37	106	1.90	1.48	6.70
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	-	(.79)	12.27	6.64	74	1.94	1.49	6.36
Class R-3:
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	272	1.13	1.12	9.20
Year ended 9/30/2008	12.35	.89	(2.32)	(1.43)	(.89)	(.02)	(.91)	10.01	(12.20)	185	1.07	1.04	7.77
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.58	186	1.07	1.04	6.98
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	-	(.89)	12.30	7.84	134	1.08	1.05	7.13
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	-	(.84)	12.27	7.06	97	1.13	1.10	6.74
Class R-4:
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	172	.81	.80	9.56
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.93)	125	.77	.73	8.08
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.93	118	.75	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.19	73	.75	.72	7.46
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.46	42	.75	.72	7.14
Class R-5:
Year ended 9/30/2009	10.01	.85	.33	1.18	(.90)	-	(.90)	10.29	14.37	202	.51	.50	9.88
Year ended 9/30/2008	12.35	.96	(2.32)	(1.36)	(.96)	(.02)	(.98)	10.01	(11.65)	140	.45	.42	8.40
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	-	(.95)	12.35	8.26	137	.44	.41	7.61
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	-	(.97)	12.30	8.51	84	.46	.42	7.75
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	-	(.92)	12.27	7.78	63	.46	.43	7.37
Class R-6:
Period from 5/1/2009 to 9/30/2009	8.47	.33	1.83	2.16	(.34)	-	(.34)	10.29	25.96	49	.18	.18	3.55

	Year ended September 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	43%	35%	42%	41%	39%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American High-Income Trust (the “Fund”), as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 12, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009, through September 30, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2009	Ending account value 9/30/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,376.55	$4.53	.76%
Class A -- assumed 5% return	1,000.00	1,021.26	3.85	.76
Class B -- actual return	1,000.00	1,371.48	9.04	1.52
Class B -- assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class C -- actual return	1,000.00	1,371.19	9.27	1.56
Class C -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class F-1 -- actual return	1,000.00	1,376.39	4.71	.79
Class F-1 -- assumed 5% return	1,000.00	1,021.11	4.00	.79
Class F-2 -- actual return	1,000.00	1,378.13	3.10	.52
Class F-2 -- assumed 5% return	1,000.00	1,022.46	2.64	.52
Class 529-A -- actual return	1,000.00	1,376.25	4.83	.81
Class 529-A -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-B -- actual return	1,000.00	1,370.79	9.63	1.62
Class 529-B -- assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class 529-C -- actual return	1,000.00	1,370.83	9.57	1.61
Class 529-C -- assumed 5% return	1,000.00	1,017.00	8.14	1.61
Class 529-E -- actual return	1,000.00	1,374.30	6.55	1.10
Class 529-E -- assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class 529-F-1 -- actual return	1,000.00	1,377.64	3.58	.60
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.06	3.04	.60
Class R-1 -- actual return	1,000.00	1,370.92	9.51	1.60
Class R-1 -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class R-2 -- actual return	1,000.00	1,371.30	9.21	1.55
Class R-2 -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-3 -- actual return	1,000.00	1,374.33	6.55	1.10
Class R-3 -- assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-4 -- actual return	1,000.00	1,376.40	4.71	.79
Class R-4 -- assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5 -- actual return	1,000.00	1,378.43	2.92	.49
Class R-5 -- assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-6 -- actual return †	1,000.00	1,259.63	2.02	.43
Class R-6 -- assumed 5% return †	1,000.00	1,022.91	2.18	.43

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through September 30, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information
    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2009:

Qualified dividend income	$17,507,000
Corporate dividends received deduction	$13,856,000
U.S. government income that may be exempt from state taxation	$3,724,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objective of providing a high level of current income and its secondary objective of capital appreciation. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Classes B, C, F and 529

Average annual total returns for periods
ended September 30, 2009:	1 year	5 years	Life of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	8.18%	3.71%	5.12%
Not reflecting CDSC	13.18	4.00	5.12

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	12.15	3.95	5.42
Not reflecting CDSC	13.15	3.95	5.42

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	14.02	4.76	6.21

Class F-2 shares2 — first sold 8/4/08
Not reflecting annual asset-based fee charged
by sponsoring firm	14.32	—	4.63

Class 529-A shares3 — first sold 2/19/02
Reflecting 3.75% maximum sales charge	9.71	3.93	6.51
Not reflecting maximum sales charge	13.99	4.73	7.04

Class 529-B shares1,3 — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	8.08	3.58	6.32
Not reflecting CDSC	13.08	3.87	6.32

Class 529-C shares3 — first sold 2/19/02
Reflecting CDSC, maximum of 1%,
payable only if shares are sold
within one year of purchase	12.08	3.88	6.16
Not reflecting CDSC	13.08	3.88	6.16

Class 529-E shares2,3 — first sold 3/15/02	13.66	4.42	6.45

Class 529-F-1 shares2,3 — first sold 9/16/02
Not reflecting annual asset-based fee
charged by sponsoring firm	14.23	4.90	9.03

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund1	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 75		Ambassador to Spain; former Vice Chairman, Knight-
		Ridder, Inc. (communications company); former
		Chairman and Publisher, The Miami Herald

H. Frederick Christie, 76	1987	Private investor; former President and CEO, The
		Mission Group (non-utility holding company,
		subsidiary of Southern California Edison Company)

James G. Ellis, 62	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 74	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 63	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

R. Clark Hooper, 63	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting); former Executive
		Vice President — Policy and Oversight, NASD

Richard G. Newman, 75	1991	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and professional
		technical services)

Frank M. Sanchez, 66	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 60	2007	President and Professor of Anthropology, The
		University of Tulsa; former President and Professor of
		Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios in
	fund complex2
	overseen by	Other directorships3
Name and age	trustee	held by trustee

Ambassador	14	Carnival Corporation
Richard G. Capen, Jr., 75

H. Frederick Christie, 76	14	AECOM Technology Corporation; DineEquity, Inc.;
		Ducommun Incorporated; SouthWest Water Company

James G. Ellis, 62	13	Quiksilver, Inc.

Martin Fenton, 74	17	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 63	15	None

R. Clark Hooper, 63	17	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Richard G. Newman, 75	13	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 66	12	None

Steadman Upham, Ph.D., 60	14	None

“Interested” trustees4

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund1	underwriter of the fund

Abner D. Goldstine, 79	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director,
		Capital Research and Management Company

Paul G. Haaga, Jr., 60	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

David C. Barclay, 53	1995	Senior Vice President — Fixed Income, Capital
President		Research and Management Company

“Interested” trustees4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	trustee	Other directorships3 held by trustee

Abner D. Goldstine, 79	11	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 60	13	None
Vice Chairman of the Board

David C. Barclay, 53	1	None
President

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

1Trustees and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund1	the principal underwriter of the fund

Jennifer L. Hinman, 51	2001	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;5 Director, Capital Research
		Company;5 Director, Capital International Research, Inc.5

Susan M. Tolson, 47	1997	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

David A. Daigle, 42	2008	Senior Vice President — Fixed Income, Capital
Vice President		Research Company5

Marcus B. Linden, 43	2008	Senior Vice President — Fixed Income, Capital
Vice President		Research Company5

Kristine M. Nishiyama, 39	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and
		Management Company; Vice President and Counsel,
		Capital Bank and Trust Company5

Kimberly S. Verdick, 45	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 35	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 34	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

M. Susan Gupton, 36	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

See page 32 for footnotes.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2009, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
>American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-921-1109P

Litho in USA RCG/N/8049-S20660

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$109,000
2009	$110,000

b) Audit-Related Fees:
2008	$9,000
2009	$4,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$7,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,047,000
2009	$1,034,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,366,000 for fiscal year 2008 and $1,530,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments
[logo – American Funds®]

American High-Income TrustSM
Investment portfolio

September 30, 2009

Bonds, notes & other debt instruments — 84.57%	Principal amount (000)	Value (000)

CORPORATE BONDS, NOTES & LOANS — 79.87%
CONSUMER DISCRETIONARY — 19.62%
CCH II, LLC and CCH II Capital Corp. 10.25% 20101	$62,980	$71,167
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 20111	6,000	45
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20122	50,950	52,096
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 20131	36,490	37,220
Charter Communications Operating, LLC, Term Loan B, 6.25% 20143,4,5	31,096	29,395
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 20142	37,900	38,848
Charter Communications Operating, LLC, Term Loan B, 9.25% 20143,4,5	16,499	16,726
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20142	26,500	28,819
CCH I, LLC and CCH I Capital Corp. 11.00% 20151	7,475	1,420
Univision Communications, Inc., First Lien Term Loan B, 2.533% 20143,4,5	123,170	104,569
Univision Communications Inc. 12.00% 20142	20,310	21,935
Univision Communications Inc. 10.50% 20152,3,6	144,039	111,630
NTL Cable PLC 8.75% 2014	65,893	67,540
NTL Cable PLC 8.75% 2014	€5,300	8,030
NTL Cable PLC 9.75% 2014	£3,000	5,037
NTL Cable PLC 9.125% 2016	$36,015	37,185
NTL Cable PLC 9.50% 2016	99,825	105,565
Michaels Stores, Inc., Term Loan B, 2.563% 20133,4,5	28,698	25,669
Michaels Stores, Inc. 10.00% 2014	95,825	94,867
Michaels Stores, Inc. 0%/13.00% 20167	2,170	1,465
MGM MIRAGE 8.50% 2010	3,100	3,092
Mandalay Resort Group 6.375% 2011	1,500	1,350
MGM MIRAGE 6.75% 2012	1,700	1,432
MGM MIRAGE 6.75% 2013	16,855	14,179
MGM MIRAGE 13.00% 20132	27,775	31,941
MGM MIRAGE 5.875% 2014	25,425	20,086
MGM MIRAGE 10.375% 20142	12,725	13,648
MGM MIRAGE 6.625% 2015	7,975	6,201
MGM MIRAGE 7.50% 2016	4,000	3,120
MGM MIRAGE 11.125% 20172	18,275	20,057
Allison Transmission Holdings, Inc., Term Loan B, 3.00% 20143,4,5	19,785	17,337
Allison Transmission Holdings, Inc. 11.00% 20152	38,300	37,726
Allison Transmission Holdings, Inc. 12.00% 20152,3,6	56,485	52,813
AMC Entertainment Inc. 8.00% 2014	8,175	7,930
AMC Entertainment Inc., Series B, 11.00% 2016	10,000	10,700
AMC Entertainment Inc. 8.75% 2019	68,675	71,250
Macy’s Retail Holdings, Inc. 8.875% 20153	30,100	31,551
Federated Retail Holdings, Inc. 5.90% 2016	37,000	34,084
Federated Department Stores, Inc. 6.79% 2027	8,302	6,094
Federated Department Stores, Inc. 7.00% 2028	6,900	5,478
Federated Department Stores, Inc. 6.90% 2029	8,925	7,085
Federated Retail Holdings, Inc. 6.375% 2037	3,379	2,679
Toys “R” Us, Inc. 7.625% 2011	57,410	56,836
Toys “R” Us-Delaware, Inc., Term Loan B, 4.496% 20123,4,5	24,012	23,142
Toys “R” Us, Inc. 7.375% 2018	3,050	2,669
CSC Holdings, Inc., Series B, 6.75% 2012	4,500	4,657
Cablevision Systems Corp., Series B, 8.00% 2012	350	367
CSC Holdings, Inc. 8.50% 20142	31,575	33,312
CSC Holdings, Inc. 8.50% 20152	8,500	8,967
CSC Holdings, Inc. 8.625% 20192	26,700	28,436
TL Acquisitions, Inc., Term Loan B, 2.75% 20143,4,5	20,725	18,632
Thomson Learning 10.50% 20152	56,890	54,046
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	54,303	55,118
Mediacom LLC and Mediacom Capital Corp. 9.125% 20192	16,450	16,985
Dollar General Corp., Term Loan B2, 2.996% 20143,4,5	4,988	4,824
Dollar General Corp. 10.625% 2015	24,250	26,918
Dollar General Corp. 11.875% 20173,6	33,675	38,053
Boyd Gaming Corp. 7.75% 2012	27,925	27,995
Boyd Gaming Corp. 6.75% 2014	25,000	22,500
Boyd Gaming Corp. 7.125% 2016	18,000	15,930
J.C. Penney Co., Inc. 8.00% 2010	21,655	22,169
J.C. Penney Co., Inc. 9.00% 2012	8,980	9,811
J.C. Penney Co., Inc. 7.95% 2017	805	837
J.C. Penney Corp., Inc. 5.75% 2018	20,350	19,027
J.C. Penney Co., Inc. 7.125% 2023	12,000	11,100
J.C. Penney Corp., Inc. 6.375% 2036	1,265	1,050
Royal Caribbean Cruises Ltd. 8.00% 2010	3,200	3,272
Royal Caribbean Cruises Ltd. 8.75% 2011	435	447
Royal Caribbean Cruises Ltd. 7.00% 2013	3,825	3,662
Royal Caribbean Cruises Ltd. 11.875% 2015	44,825	50,652
Quebecor Media Inc. 7.75% 2016	33,400	33,233
Quebecor Media Inc. 7.75% 2016	22,370	22,258
UPC Holding BV 9.875% 20182	50,075	52,829
Cinemark USA, Inc., Term Loan B, 2.06% 20133,4,5	5,578	5,394
Cinemark USA, Inc. 8.625% 20192	42,405	44,048
Warner Music Group 7.375% 2014	18,090	17,412
Warner Music Group 9.50% 20162	28,400	30,104
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	47,925	46,487
Neiman Marcus Group, Inc. 9.75% 20153,6	48,459	41,675
Neiman Marcus Group, Inc. 10.375% 2015	1,800	1,548
CBS Corp. 8.875% 2019	36,425	40,241
Hanesbrands Inc., Series B, 4.593% 20143	45,550	40,198
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	32,850	34,164
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	4,292	4,496
Regal Cinemas Corp., Series B, 9.375% 2012	13,300	13,533
Regal Cinemas Corp. 8.625% 20192	23,955	24,913
Kabel Deutschland GmbH 10.625% 2014	36,275	38,361
Gray Television Inc., Series D, 17.00% (undated)8,9	64,500	37,811
Edcon (Proprietary) Ltd. 4.023% 20143	€22,425	23,964
Edcon (Proprietary) Ltd. 4.023% 20143	11,000	11,755
Mohegan Tribal Gaming Authority 8.00% 2012	$17,950	15,302
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	1,020
Mohegan Tribal Gaming Authority 7.125% 2014	22,100	15,801
Mohegan Tribal Gaming Authority 6.875% 2015	3,775	2,576
Ford Motor Co. 9.50% 2011	1,000	1,015
FCE Bank PLC 7.125% 2013	€24,150	32,878
Cooper-Standard Automotive Inc., Term Loan D, 2.504% 20113,4,5	$11,242	9,876
Cooper-Standard Automotive Inc., Term Loan C, 2.504% 20113,4,5	7,594	6,671
Cooper-Standard Automotive Inc., Term Loan B, 2.504% 20113,4,5	3,040	2,713
Cooper-Standard Automotive Inc. 7.00% 20121	19,525	10,251
Cooper-Standard Automotive Inc. 8.375% 20141	9,275	1,438
American Media Operation 9.00% 20132,6,10	3,250	2,015
American Media Operation 14.00% 20132,3,6,10	44,909	28,293
Sealy Mattress Co. 8.25% 2014	7,825	7,277
Sealy Mattress Co. 10.875% 20162	18,825	20,849
Bon-Ton Department Stores, Inc. 10.25% 2014	37,200	27,342
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 20129	28,180	26,305
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	23,950	23,531
Seneca Gaming Corp., Series B, 7.25% 2012	16,000	14,880
Seneca Gaming Corp. 7.25% 2012	8,440	7,849
Tenneco Automotive Inc. 8.625% 2014	16,020	15,099
Tenneco Inc. 8.125% 2015	5,000	4,875
LBI Media, Inc. 8.50% 20172	30,380	19,139
Fox Acquisition LLC, Term Loan B, 7.25% 20153,4,5	2,767	2,415
Fox Acquisition LLC 13.375% 20162	26,095	16,701
Local T.V. Finance LLC, Term Loan B, 2.25% 20133,4,5	11,093	8,745
Local T.V. Finance LLC 10.00% 20152,3,6	26,838	9,259
Beazer Homes USA, Inc. 8.625% 2011	9,600	9,072
Beazer Homes USA, Inc. 8.125% 2016	11,405	8,725
Meritage Corp. 7.00% 2014	8,575	8,082
Meritage Homes Corp. 6.25% 2015	2,675	2,501
Meritage Corp. 7.731% 20172	9,000	7,065
Education Management LLC and Education Management Finance Corp. 8.75% 2014	14,495	15,437
Gaylord Entertainment Co. 8.00% 2013	12,450	12,823
Gaylord Entertainment Co. 6.75% 2014	2,450	2,278
DISH DBS Corp. 7.875% 20192	14,500	14,717
Burlington Coat Factory Warehouse Corp. 11.125% 2014	14,350	14,135
Wendy’s/Arby’s Group Inc. 10.00% 20162	10,700	11,422
Standard Pacific Corp. 7.75% 2013	3,920	3,704
Standard Pacific Corp. 6.25% 2014	4,940	4,322
Standard Pacific Corp. 7.00% 2015	2,715	2,389
Vidéotron Ltée 6.875% 2014	6,780	6,746
Vidéotron Ltée 6.375% 2015	3,720	3,571
Jarden Corp. 8.00% 2016	9,025	9,296
KB Home 6.25% 2015	9,285	8,914
Seminole Tribe of Florida 7.804% 20202,4	10,050	8,586
Time Warner Cable Inc. 6.20% 2013	1,250	1,363
Time Warner Cable Inc. 7.50% 2014	4,700	5,396
Time Warner Cable Inc. 8.25% 2019	1,500	1,816
Goodyear Tire & Rubber Co. 5.01% 20093	3,000	3,000
Goodyear Tire & Rubber Co. 9.00% 2015	5,000	5,212
Dillard Department Stores, Inc. 9.125% 2011	8,230	8,189
Technical Olympic USA, Inc. 9.00% 20101	22,486	2,586
Technical Olympic USA, Inc. 9.00% 20101	7,325	842
Technical Olympic USA, Inc. 9.25% 20111,2	36,325	4,177
Radio One, Inc. 6.375% 2013	20,260	7,142
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	6,031	6,212
TRW Automotive Inc. 7.00% 20142	4,650	4,255
TRW Automotive Inc. 7.25% 20172	2,000	1,770
Liberty Media Corp. 8.25% 2030	7,050	5,851
Comcast Corp. 5.50% 2011	1,090	1,147
Comcast Cable Communications, Inc. 6.75% 2011	2,935	3,122
Cox Communications, Inc. 5.45% 2014	390	419
Cox Communications, Inc. 9.375% 20192	2,500	3,164
Visteon Corp. 8.25% 20101	3,772	943
Visteon Corp. 12.25% 20161,2	9,737	2,532
WPP Finance (UK) 8.00% 2014	2,000	2,196
Carmike Cinemas, Inc., Delayed Draw, Term Loan DD, 4.24% 20123,4,5	1,591	1,535
Marks and Spencer Group PLC 7.125% 20372	1,480	1,387
Delphi Automotive Systems Corp. 6.55% 20061	7,180	90
Delphi Automotive Systems Corp. 7.125% 20291	14,300	179
Delphi Trust I 8.25% 20331	4,470	6
Young Broadcasting Inc. 10.00% 20111	58,845	74
Young Broadcasting Inc. 8.75% 20141	4,040	5
KAC Acquisition Corp. 8.00% 20262,6,9	237	0
		2,947,409

TELECOMMUNICATION SERVICES — 10.43%
Sprint Nextel Corp. 0.683% 20103	5,120	4,974
Sprint Capital Corp. 7.625% 2011	4,000	4,115
Sprint Capital Corp. 8.375% 2012	3,750	3,891
Nextel Communications, Inc., Series E, 6.875% 2013	23,013	21,460
Nextel Communications, Inc., Series F, 5.95% 2014	120,790	107,503
Nextel Communications, Inc., Series D, 7.375% 2015	74,753	67,465
Sprint Capital Corp. 8.75% 2032	3,000	2,850
Qwest Capital Funding, Inc. 7.90% 2010	23,185	23,591
Qwest Capital Funding, Inc. 7.25% 2011	95,650	96,128
Qwest Communications International Inc. 7.25% 2011	43,725	44,545
Qwest Corp. 7.875% 2011	12,000	12,435
Qwest Corp. 8.875% 2012	3,600	3,807
Qwest Communications International Inc. 8.00% 20152	12,750	12,798
Cricket Communications, Inc. 9.375% 2014	91,530	93,361
Cricket Communications, Inc. 7.75% 20162	92,450	94,299
Windstream Corp. 8.125% 2013	89,875	92,796
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	31,370	32,178
Windstream Corp. 8.625% 2016	22,300	22,913
Windstream Corp. 7.00% 2019	2,500	2,350
Centennial Communications Corp. 6.347% 20133	49,250	48,265
Centennial Communications Corp. 10.00% 2013	14,750	15,432
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	37,505	38,818
Centennial Communications Corp., Centennial Cellular Operating Co. LLC
and Centennial Puerto Rico Operations Corp. 8.125% 20143	24,175	24,658
American Tower Corp. 7.125% 2012	32,035	32,676
American Tower Corp. 7.00% 2017	51,825	53,380
American Tower Corp. 7.25% 20192	39,000	40,267
MetroPCS Wireless, Inc., Term Loan B, 2.75% 20133,4,5	10,597	10,169
MetroPCS Wireless, Inc. 9.25% 2014	74,600	76,652
MetroPCS Wireless, Inc. 9.25% 2014	35,850	36,836
Digicel Group Ltd. 12.00% 20142	61,825	69,553
Digicel Group Ltd. 12.00% 2014	600	675
Digicel Group Ltd. 8.875% 20152	33,300	31,136
Digicel Group Ltd. 8.875% 2015	9,150	8,555
Wind Acquisition SA 11.75% 20172	90,700	102,718
Crown Castle International Corp. 9.00% 2015	41,900	44,309
Crown Castle International Corp. 7.75% 20172	27,830	28,943
Intelsat, Ltd. 8.50% 2013	3,000	3,052
Intelsat, Ltd. 0%/9.50% 20157	7,000	7,017
Intelsat, Ltd. 8.875% 2015	12,250	12,526
Intelsat Jackson Holding Co., Series B, 8.875% 20152	10,750	10,992
Intelsat Jackson Holding Co. 9.50% 2016	21,600	22,788
Orascom Telecom 7.875% 20142	32,780	31,469
SBA Telecommunications, Inc. 8.00% 20162	12,000	12,330
Telecom Italia Capital SA 7.175% 2019	10,000	11,178
Nordic Telephone Co. Holding ApS 8.875% 20162	8,425	8,762
Trilogy International Partners LLC, Term Loan B, 3.783% 20123,4,5	10,475	8,694
Cincinnati Bell Inc. 7.25% 2013	6,875	7,012
Hawaiian Telcom Communications, Inc. 9.75% 20131	23,340	350
Hawaiian Telcom Communications, Inc. 8.765% 20131,3	19,715	148
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20143,4,5,6	8,999	5,633
Hawaiian Telcom Communications, Inc., Series B, 12.50% 20151	8,725	11
Rogers Wireless Inc. 7.50% 2015	4,025	4,645
Verizon Communications Inc. 3.75% 20112	4,000	4,129
América Móvil, SAB de CV 8.46% 2036	MXN65,000	3,713
Level 3 Financing, Inc. 9.25% 2014	$4,000	3,545
AT&T Inc. 6.70% 2013	2,500	2,835
		1,567,330

INDUSTRIALS — 9.91%
Nielsen Finance LLC, Term Loan A, 2.249% 20133,4,5	14,652	13,851
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	101,500	102,515
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	14,650	15,529
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20167	149,450	118,439
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	58,700	61,929
Nielsen Finance LLC, Term Loan 1L, 8.50% 20174,5	28,000	27,720
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.283% 20143,4,5	80,417	61,921
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.283% 20143,4,5	4,729	3,641
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	4,975	3,557
Hawker Beechcraft Acquisition Co., LLC 9.625% 20153,6	48,710	31,418
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	2,880	1,771
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 20111,4	17,433	23,709
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 20124	1,694	1,707
United Air Lines, Inc., Term Loan B, 2.25% 20143,4,5	73,152	54,498
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20061,4,9	1,135	0
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20212,4	8,668	6,154
Continental Airlines, Inc. 8.75% 2011	21,200	19,027
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 20124	5,000	4,994
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 20124	2,394	2,226
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20174	5,066	4,382
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20184	6,469	5,692
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20184	4,830	4,347
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20194	4,920	4,616
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20194	2,230	2,029
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20204	7,344	7,078
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20204	12,947	10,163
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20224	2,928	2,736
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20224	2,646	2,525
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20224	350	334
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20224	6,736	5,995
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.24% 20143,4,5	10,488	9,413
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.24% 20143,4,5	10,261	9,209
DAE Aviation Holdings, Inc. 11.25% 20152	66,070	51,865
RailAmerica Inc. 9.25% 20172	66,650	70,149
ARAMARK Corp., Term Loan B, 2.158% 20143,4,5	15,092	14,114
ARAMARK Corp., Letter of Credit, 4.721% 20143,4,5	990	926
ARAMARK Corp. 3.983% 20153	16,220	14,152
ARAMARK Corp. 8.50% 2015	36,820	37,326
TransDigm Inc. 7.75% 20142	50,045	48,606
TransDigm Inc. 7.75% 2014	16,960	16,918
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	61,577	63,116
AMR Corp., Series B, 10.45% 2011	1,850	1,364
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20124	17,375	16,419
American Airlines, Inc., Series 2001-2, Class B, 8.608% 20124	8,690	7,995
AMR Corp. 9.00% 2012	16,155	12,762
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20134	1,300	1,299
AMR Corp. 9.00% 20169	1,475	1,018
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20194	14,153	10,473
AMR Corp. 9.88% 20209	1,275	931
AMR Corp. 9.80% 20219	2,555	1,865
AMR Corp. 10.00% 20219	9,000	6,570
Ashtead Group PLC 8.625% 20152	17,750	17,129
Ashtead Capital, Inc. 9.00% 20162	42,955	41,452
CEVA Group PLC 10.00% 20142	9,675	8,659
CEVA Group PLC, Bridge Loan, 7.499% 20153,4,5,9	56,263	37,696
CEVA Group PLC 11.625% 20162	10,800	10,490
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 20114	560	555
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 20124	17,018	16,890
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 20124	3,500	3,448
Northwest Airlines, Inc., Term Loan B, 3.79% 20133,4,5	12,234	10,338
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 20134	2,500	2,441
Delta Air Lines, Inc., Second Lien Term Loan B, 3.499% 20143,4,5	11,730	9,858
Delta Air Lines, Inc. 9.50% 20142	3,625	3,643
Northwest Airlines, Inc., Term Loan A, 2.04% 20183,4,5	10,851	8,410
Nortek, Inc. 10.00% 2013	28,868	29,590
THL Buildco, Inc. 8.50% 20141	34,620	24,061
US Investigations Services, Inc., Term Loan B, 3.292% 20153,4,5	10,540	9,887
US Investigations Services, Inc. 10.50% 20152	34,825	29,601
US Investigations Services, Inc. 11.75% 20162	12,875	9,978
Allied Waste North America, Inc., Series B, 6.125% 2014	5,350	5,487
Allied Waste North America, Inc., Series B, 7.375% 2014	15,705	16,358
Allied Waste North America, Inc. 6.875% 2017	15,800	16,713
B/E Aerospace 8.50% 2018	32,955	33,861
Atrium Companies, Inc., Term Loan B, 11.75% 20123,4,5,6	41,457	19,761
Atrium Companies, Inc. 15.00% 20122,6	45,037	901
RBS Global, Inc. and Rexnord LLC 9.50% 2014	11,675	11,383
RBS Global, Inc. and Rexnord LLC 8.875% 2016	8,475	6,928
TFM, SA de CV 9.375% 2012	2,500	2,550
Kansas City Southern Railway Co. 13.00% 2013	4,175	4,822
Kansas City Southern Railway Co. 8.00% 2015	8,382	8,592
Esterline Technologies Corp. 6.625% 2017	13,250	12,786
Iron Mountain Inc. 7.75% 2015	11,175	11,315
United Rentals (North America), Inc., Series B, 6.50% 2012	10,675	10,755
H&E Equipment Services, Inc. 8.375% 2016	9,875	9,085
Accuride Corp. 8.50% 20151	15,345	8,977
Navios Maritime Holdings Inc. 9.50% 2014	7,475	7,172
Esco Corp. 4.174% 20132,3	950	860
Esco Corp. 8.625% 20132	5,600	5,516
Sequa Corp., Term Loan B, 3.85% 20143,4,5	6,871	5,991
Park-Ohio Industries, Inc. 8.375% 2014	6,225	4,824
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	3,650	3,541
Alion Science and Technology Corp. 10.25% 2015	2,750	2,076
RSC Holdings III, LLC, Second Lien Term Loan B, 4.08% 20133,4,5	1,959	1,741
FTI Consulting, Inc. 7.625% 2013	775	777
		1,487,891

FINANCIALS — 9.33%
Ford Motor Credit Co. 7.375% 2009	25,150	25,157
Ford Motor Credit Co. 8.625% 2010	2,405	2,433
Ford Motor Credit Co. 9.75% 20103	31,000	31,686
Ford Motor Credit Co. 5.549% 20113	21,675	20,727
Ford Motor Credit Co. 7.25% 2011	5,000	4,858
Ford Motor Credit Co. 7.375% 2011	6,775	6,742
Ford Motor Credit Co. 9.875% 2011	10,600	10,755
Ford Motor Credit Co. 3.26% 20123	85,585	77,133
Ford Motor Credit Co. 7.50% 2012	5,000	4,804
Ford Motor Credit Co. 7.80% 2012	5,500	5,319
Ford Motor Credit Co. 8.00% 2016	14,325	13,308
Realogy Corp., Term Loan B, 3.254% 20133,4,5	94,064	79,784
Realogy Corp., Term Loan DD, 3.254% 20133,4,5	13,699	11,620
Realogy Corp., Letter of Credit, 3.281% 20133,4,5	23,552	19,977
Realogy Corp. 10.50% 2014	27,510	20,082
Realogy Corp. 11.75% 20143,6	5,857	3,895
Realogy Corp., Second Lien Term Loan A, 13.50% 20174,5	52,000	54,457
CIT Group Inc. 4.125% 2009	2,500	2,017
CIT Group Inc. 4.80% 2009	8	6
CIT Group Inc. 6.50% 2009	15	11
CIT Group Inc. 0.42% 20103	5,000	3,606
CIT Group Inc. 4.25% 2010	51,342	37,018
CIT Group Inc. 7.625% 2012	16,615	10,828
CIT Group Inc., Term Loan, 13.00% 20123,4,5	131,000	135,539
CIT Group Inc. 5.40% 2013	1,024	657
Residential Capital Corp. 8.375% 2010	26,050	19,538
General Motors Acceptance Corp. 7.25% 20112	27,783	27,019
General Motors Acceptance Corp. 6.625% 20122	1,899	1,766
General Motors Acceptance Corp. 6.875% 20122	7,250	6,743
General Motors Acceptance Corp. 7.00% 20122	12,062	11,338
General Motors Acceptance Corp. 7.50% 20132	3,030	2,682
General Motors Acceptance Corp. 2.561% 20142,3	9,210	7,149
General Motors Acceptance Corp. 6.75% 20142	2,529	2,175
General Motors Acceptance Corp. 8.00% 20182	3,269	2,501
Countrywide Financial Corp., Series B, 5.80% 2012	1,955	2,064
Bank of America Corp., Series L, 7.375% 2014	10,000	11,138
Bank of America Corp. 5.30% 2017	5,000	4,804
Bank of America Corp. 5.75% 2017	11,520	11,518
Bank of America Corp. 6.10% 2017	17,325	17,452
Bank of America Corp. 5.65% 2018	17,255	17,066
BankAmerica Capital II, Series 2, 8.00% 2026	1,260	1,235
MBNA Capital A, Series A, 8.278% 2026	7,800	7,722
Host Marriott, LP, Series M, 7.00% 2012	11,100	11,253
Host Marriott, LP, Series K, 7.125% 2013	4,450	4,417
Host Marriott, LP, Series O, 6.375% 2015	3,725	3,548
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	15,325	14,635
Host Hotels & Resorts LP 9.00% 20172	29,025	30,912
Rouse Co. 7.20% 20121	12,145	10,627
Rouse Co. 5.375% 20131	22,130	18,976
Rouse Co. 6.75% 20131,2	17,950	15,549
Rouse Co. 3.625% 20091	12,415	10,630
Developers Diversified Realty Corp. 5.375% 2012	400	375
Developers Diversified Realty Corp. 5.50% 2015	2,490	2,158
Developers Diversified Realty Corp. 9.625% 2016	52,305	52,531
National City Preferred Capital Trust I 12.00% (undated)3	41,340	46,714
Liberty Mutual Group Inc. 6.50% 20352	11,000	8,910
Liberty Mutual Group Inc., Series A, 7.80% 20872,3	6,260	4,852
Liberty Mutual Group Inc., Series C, 10.75% 20882,3	29,740	28,699
SLM Corp., Series A, 4.50% 2010	3,000	2,916
SLM Corp., Series A, 5.375% 2013	9,000	7,509
SLM Corp., Series A, 0.804% 20143	7,000	4,421
SLM Corp., Series A, 8.45% 2018	25,000	19,966
Capital One Financial Corp. 6.15% 2016	4,250	4,179
Capital One Capital III 7.686% 20363	11,250	9,563
Capital One Capital IV 6.745% 20373	8,150	6,316
Capital One Capital V 10.25% 2039	10,000	11,078
PLD International Finance LLC 4.375% 2011	€12,500	17,609
ProLogis 5.50% 2013	$3,000	2,849
ProLogis 5.625% 2016	2,970	2,669
ProLogis 6.625% 2018	8,570	7,926
Hospitality Properties Trust 7.875% 2014	4,090	4,102
Hospitality Properties Trust 5.125% 2015	4,410	3,873
Hospitality Properties Trust 6.30% 2016	4,845	4,336
Hospitality Properties Trust 5.625% 2017	11,870	10,076
Hospitality Properties Trust 6.70% 2018	8,625	7,666
Zions Bancorporation 5.65% 2014	18,990	15,002
Zions Bancorporation 7.75% 2014	4,400	3,942
Zions Bancorporation 6.00% 2015	10,560	8,348
Lazard Group LLC 7.125% 2015	20,314	20,540
Lazard Group LLC 6.85% 2017	6,761	6,674
Citigroup Inc. 6.125% 2017	8,700	8,651
Citigroup Inc. 6.125% 2018	9,350	9,222
Citigroup Capital XXI 8.30% 20773	6,500	5,842
MetLife Capital Trust X 9.25% 20682,3	12,000	12,512
MetLife Inc. 10.75% 20693	7,000	8,456
Nationwide Mutual Insurance Co. 9.375% 20392	18,000	19,232
Simon Property Group, LP 6.75% 2014	9,375	10,064
Simon Property Group, LP 10.35% 2019	7,350	9,161
Scotland International Finance No. 2 BV 4.25% 20132	1,000	971
HBOS PLC 6.75% 20182	17,425	15,561
Royal Bank of Scotland Group PLC 5.00% 2014	10,172	9,210
Royal Bank of Scotland Group PLC 5.05% 2015	3,813	3,424
Royal Bank of Scotland Group PLC 6.99% (undated)2,3	6,300	3,280
Westfield Group 5.40% 20122	115	118
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20142	1,200	1,169
Westfield Group 5.70% 20162	145	141
Westfield Group 7.125% 20182	3,540	3,696
Westfield Group 6.75% 20192	6,000	6,080
Kimco Realty Corp., Series C, 5.783% 2016	10,975	10,802
International Lease Finance Corp., Series R, 6.375% 2013	7,900	6,340
International Lease Finance Corp., Series R, 5.65% 2014	4,000	3,073
SunTrust Banks, Inc. 5.25% 2012	5,795	5,984
SunTrust Banks, Inc. 6.00% 2017	2,905	2,854
Catlin Insurance Ltd. 7.249% (undated)2,3	12,375	8,353
LaBranche & Co Inc. 11.00% 2012	7,750	7,518
Brandywine Operating Partnership, LP 7.50% 2015	7,000	7,011
JPMorgan Chase & Co. 6.30% 2019	6,000	6,562
Lehman Brothers Holdings Inc., Series G, 4.80% 20141	5,000	875
Lehman Brothers Holdings Inc., Series I, 6.20% 20141	4,640	812
Lehman Brothers Holdings Inc., Series H, 5.50% 20161	360	63
Lehman Brothers Holdings Inc., Series I, 6.875% 20181	23,000	4,198
Unum Group 7.125% 2016	5,845	5,922
Banco Mercantil del Norte, SA 6.135% 20162,3	3,500	3,380
Banco Mercantil del Norte, SA 6.862% 20212,3	2,000	1,808
Korea Development Bank 8.00% 2014	3,500	3,983
HVB Funding Trust I 8.741% 20312	4,200	3,612
UniCredito Italiano Capital Trust II 9.20% (undated)2,3	280	260
iStar Financial, Inc. 8.625% 2013	5,000	3,200
Schwab Capital Trust I 7.50% 20373	1,795	1,630
Northern Rock PLC 5.60% (undated)2,3	1,710	162
Northern Rock PLC 6.594% (undated)2,3	14,455	1,373
HSBK (Europe) BV 7.75% 20132	1,200	1,128
Capmark Financial Group Inc. 3.114% 20103	1,555	375
		1,400,743

HEALTH CARE — 8.49%
Tenet Healthcare Corp. 7.375% 2013	36,310	36,128
Tenet Healthcare Corp. 9.00% 20152	1,245	1,307
Tenet Healthcare Corp. 9.25% 2015	39,985	41,934
Tenet Healthcare Corp. 10.00% 20182	1,245	1,379
Tenet Healthcare Corp. 8.875% 20192	158,730	168,254
Elan Finance PLC and Elan Finance Corp. 4.44% 20113	40,467	39,658
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	30,261	30,980
Elan Finance PLC and Elan Finance Corp. 4.486% 20133	16,120	14,750
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	70,975	71,862
Elan Finance PLC and Elan Finance Corp. 8.75% 20162,9	46,315	45,736
HCA Inc., Term Loan B1, 2.533% 20133,4,5	25,788	24,409
HCA Inc. 9.125% 2014	12,945	13,398
HCA Inc. 9.25% 2016	16,790	17,399
HCA Inc. 9.625% 20163,6	18,906	19,709
HCA Inc. 8.50% 20192	44,590	46,819
HCA Inc. 7.875% 20202	35,805	36,029
HealthSouth Corp., Term Loan B, 2.55% 20133,4,5	12,698	12,247
HealthSouth Corp. 7.218% 20143	57,305	56,445
HealthSouth Corp. 10.75% 2016	76,190	83,047
VWR Funding, Inc. 11.25% 20153,6	119,260	109,421
PTS Acquisition Corp. 9.50% 20153,6	86,500	75,688
Boston Scientific Corp. 5.45% 2014	9,235	9,304
Boston Scientific Corp. 5.125% 2017	13,645	12,877
Boston Scientific Corp. 7.00% 2035	41,985	38,679
Bausch & Lomb Inc. 9.875% 2015	53,025	55,809
Surgical Care Affiliates, Inc. 9.625% 20152,3,6	26,413	20,470
Surgical Care Affiliates, Inc. 10.00% 20172	19,855	15,983
Team Finance LLC and Health Finance Corp. 11.25% 2013	30,640	32,402
Coventry Health Care, Inc. 5.875% 2012	10,580	10,477
Coventry Health Care, Inc. 5.95% 2017	24,050	21,596
Warner Chilcott Corp. 8.75% 2015	27,219	28,036
Viant Holdings Inc. 10.125% 20172	25,974	24,805
Symbion Inc. 11.75% 20153,6	32,878	24,494
Valeant Pharmaceuticals 8.375% 20162	16,535	16,866
CHS/Community Health Systems, Inc. 8.875% 2015	8,250	8,477
United Surgical Partners International Inc. 9.25% 20173,6	6,455	6,165
Health Management Associates, Inc. 6.125% 2016	3,000	2,805
		1,275,844

INFORMATION TECHNOLOGY — 7.24%
NXP BV and NXP Funding LLC 3.259% 20133	64,365	46,745
NXP BV and NXP Funding LLC 3.746% 20133	€48,528	51,859
NXP BV and NXP Funding LLC 10.00% 20138	$77,049	76,375
NXP BV and NXP Funding LLC 7.875% 2014	111,615	88,176
NXP BV and NXP Funding LLC 8.625% 2015	€46,675	42,705
NXP BV and NXP Funding LLC 9.50% 2015	$112,265	74,937
Freescale Semiconductor, Inc., Term Loan B, 2.011% 20133,4,5	30,020	24,129
Freescale Semiconductor, Inc. 4.174% 20143	5,325	3,568
Freescale Semiconductor, Inc. 8.875% 2014	85,928	66,164
Freescale Semiconductor, Inc. 9.875% 20143,6	68,891	47,879
Freescale Semiconductor, Inc., Term Loan B, 12.50% 20144,5	63,687	64,218
Freescale Semiconductor, Inc. 10.125% 2016	32,782	21,964
Sanmina-SCI Corp. 3.049% 20102,3	2,375	2,316
Sanmina-SCI Corp. 6.75% 2013	46,100	44,025
Sanmina-SCI Corp. 3.049% 20142,3,9	24,605	21,591
Sanmina-SCI Corp. 8.125% 2016	87,707	82,444
First Data Corp., Term Loan B2, 3.036% 20143,4,5	79,514	68,670
First Data Corp. 9.875% 2015	37,991	35,284
First Data Corp. 9.875% 2015	9,700	9,009
SunGard Data Systems Inc. 9.125% 2013	46,675	47,375
SunGard Data Systems Inc. 10.625% 20152	3,800	4,047
Hughes Communications, Inc. 9.50% 2014	41,300	41,713
Ceridian Corp. 11.25% 2015	32,925	29,674
Sensata Technologies BV, Term Loan B, 2.246% 20133,4,5	5,567	4,783
Sensata Technologies BV 8.00% 20143	20,325	19,055
Serena Software, Inc. 10.375% 2016	24,540	23,313
Jabil Circuit, Inc. 8.25% 2018	22,415	22,863
Celestica Inc. 7.875% 2011	10,525	10,762
Celestica Inc. 7.625% 2013	2,235	2,285
Xerox Corp. 7.125% 2010	3,650	3,759
Xerox Corp. 7.625% 2013	5,000	5,137
		1,086,824

MATERIALS — 4.58%
Nalco Co. 7.75% 2011	6,478	6,510
Nalco Co. 7.75% 2011	€500	737
Nalco Co. 8.875% 2013	$6,700	6,918
Nalco Co. 9.00% 2013	€965	1,469
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	$8,825	9,156
Nalco Co., Term Loan B, 5.75% 20163,4,5	14,278	14,546
Nalco Co. 8.25% 20172	38,690	40,818
International Paper Co. 7.95% 2018	38,445	41,739
International Paper Co. 9.375% 2019	29,405	34,487
Dow Chemical Co. 7.60% 2014	13,000	14,395
Dow Chemical Co. 8.55% 2019	34,225	38,538
Dow Chemical Co. 9.40% 2039	12,415	15,334
Owens-Brockway Glass Container Inc. 8.25% 2013	9,560	9,823
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	549
Owens-Brockway Glass Container Inc. 7.375% 2016	$48,635	49,608
Georgia-Pacific Corp. 8.125% 2011	15,140	15,783
Georgia-Pacific Corp., First Lien Term Loan B, 2.302% 20123,4,5	3,037	2,930
Georgia-Pacific LLC 8.25% 20162	28,615	29,831
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	42,710	45,496
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 20113,4,5,10,11	25,640	24,102
Georgia Gulf Corp., Term Loan B, 10.00% 20133,4,5,10	19,497	19,239
Rockwood Specialties Group, Inc. 7.50% 2014	10,215	10,215
Rockwood Specialties Group, Inc. 7.625% 2014	€12,235	18,090
Graphic Packaging International, Inc. 9.50% 2013	$2,425	2,510
Graphic Packaging International, Inc. 9.50% 20172	12,905	13,776
Graphic Packaging International, Inc. 9.50% 20172	8,905	9,506
Associated Materials Inc. 9.75% 2012	5,280	5,214
AMH Holdings, Inc. 11.25% 2014	26,910	20,452
Ball Corp. 7.125% 2016	14,785	15,155
Ball Corp. 7.375% 2019	9,680	9,874
Newpage Corp. 11.375% 20142	18,095	17,869
Rio Tinto Finance (USA) Ltd. 8.95% 2014	14,700	17,365
FMG Finance Pty Ltd. 4.361% 20112,3	3,875	3,933
FMG Finance Pty Ltd. 10.625% 20162	11,725	13,044
Plastipak Holdings, Inc. 8.50% 20152	15,515	15,748
Teck Resources Ltd. 9.75% 2014	14,000	15,470
Rock-Tenn Co. 9.25% 2016	6,000	6,450
Rock-Tenn Co. 9.25% 20162	3,180	3,418
Neenah Paper, Inc. 7.375% 2014	12,385	9,815
Smurfit Capital Funding PLC 7.50% 2025	9,045	7,417
Metals USA Holdings Corp. 7.847% 20123,6	9,714	7,237
Airgas, Inc. 6.25% 2014	5,835	6,025
Airgas, Inc. 7.125% 20182	650	670
C5 Capital (SPV) Ltd. 6.196% (undated)2,3	400	311
C8 Capital (SPV) Ltd. 6.64% (undated)3	450	348
C8 Capital (SPV) Ltd. 6.64% (undated)2,3	300	232
C10 Capital (SPV) Ltd. 6.722% (undated)2,3	6,850	5,422
C10 Capital (SPV) Ltd. 6.722% (undated)3	300	237
ArcelorMittal 6.125% 2018	6,000	5,921
CSN Islands XI Corp. 6.875% 20192	5,300	5,377
Bway Corp. 10.00% 20142	5,050	5,366
MacDermid 9.50% 20172	4,905	4,537
Exopack Holding Corp. 11.25% 2014	3,650	3,623
Ashland Inc., Term Loan B, 7.65% 20143,4,5	3,397	3,480
Domtar Corp. 7.125% 2015	1,840	1,812
		687,927

UTILITIES — 4.41%
Edison Mission Energy 7.50% 2013	48,325	45,546
Edison Mission Energy 7.75% 2016	12,825	11,286
Midwest Generation, LLC, Series B, 8.56% 20164	48,812	49,544
Edison Mission Energy 7.00% 2017	42,195	35,444
Edison Mission Energy 7.20% 2019	46,450	37,857
Homer City Funding LLC 8.734% 20264	9,104	8,604
Edison Mission Energy 7.625% 2027	44,280	31,882
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.754% 20143,4,5	30,643	24,480
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	57,035	41,350
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	50,900	36,902
Texas Competitive Electric Holdings Co. LLC 11.25% 20163,6	32,719	22,739
AES Corp. 9.375% 2010	5,508	5,701
AES Corp. 8.875% 2011	8,475	8,772
AES Corp. 8.75% 20132	18,367	18,803
AES Gener SA 7.50% 2014	11,750	12,786
AES Corp. 7.75% 2015	2,000	2,020
AES Corp. 8.00% 2017	20,000	20,225
AES Red Oak, LLC, Series A, 8.54% 20194	6,859	6,499
AES Corp. 8.00% 2020	6,800	6,783
AES Red Oak, LLC, Series B, 9.20% 20294	5,000	4,637
Intergen Power 9.00% 20172	74,950	77,573
NRG Energy, Inc. 7.25% 2014	21,350	21,030
NRG Energy, Inc. 7.375% 2016	56,700	54,999
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,000	4,354
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,205
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,833
Sierra Pacific Resources 8.625% 2014	11,075	11,449
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,640
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,600	1,711
Sierra Pacific Resources 6.75% 2017	2,000	1,971
Ameren Corp. 8.875% 2014	16,750	18,846
ISA Capital do Brasil SA 7.875% 20122	2,375	2,506
ISA Capital do Brasil SA 8.80% 20172	6,800	7,344
CMC Energy Corp. 6.55% 2017	8,250	8,095
Enersis SA 7.375% 2014	6,800	7,516
FPL Energy National Wind Portfolio, LLC 6.125% 20192,4	3,261	2,981
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20172	2,000	2,017
		662,930

CONSUMER STAPLES — 3.31%
Stater Bros. Holdings Inc. 8.125% 2012	42,605	43,031
Stater Bros. Holdings Inc. 7.75% 2015	46,405	45,245
SUPERVALU INC., Term Loan B, 1.496% 20123,4,5	1,319	1,266
SUPERVALU INC. 7.50% 2012	3,860	4,005
Albertson’s, Inc. 7.25% 2013	4,990	5,040
SUPERVALU INC. 7.50% 2014	1,000	1,010
SUPERVALU INC. 8.00% 2016	47,350	49,244
Albertson’s, Inc. 8.00% 2031	25,450	22,969
Rite Aid Corp. 8.625% 2015	14,500	11,872
Rite Aid Corp., Term Loan T4 9.50% 20153,4,5	15,000	15,738
Rite Aid Corp. 9.75% 20162	15,000	16,275
Rite Aid Corp. 7.70% 2027	7,500	4,387
Rite Aid Corp. 6.875% 2028	11,177	6,203
Duane Reade Inc. 11.75% 20152	50,860	53,657
Smithfield Foods, Inc., Series B, 8.00% 2009	1,000	1,000
Smithfield Foods, Inc., Series B, 7.75% 2013	2,300	2,058
Smithfield Foods, Inc. 10.00% 20142	35,900	37,874
Smithfield Foods, Inc. 7.75% 2017	9,350	7,737
Constellation Brands, Inc. 8.375% 2014	6,775	7,097
Constellation Brands, Inc. 7.25% 2017	31,375	31,375
Tyson Foods, Inc. 10.50% 2014	27,025	30,741
Altria Group, Inc. 10.20% 2039	16,650	23,179
Vitamin Shoppe Industries Inc. 7.94% 20123	19,535	19,535
Dole Food Co., Inc. 8.875% 2011	18,550	18,666
Elizabeth Arden, Inc. 7.75% 2014	14,273	13,631
Ingles Markets, Inc. 8.875% 2017	12,575	12,952
Cott Beverages Inc. 8.00% 2011	11,775	11,760
CVS Caremark Corp. 6.943% 20304	295	299
		497,846

ENERGY — 2.55%
Petroplus Finance Ltd. 6.75% 20142	41,000	38,591
Petroplus Finance Ltd. 7.00% 20172	50,200	45,933
Petroplus Finance Ltd. 9.375% 20192	10,975	10,865
Williams Companies, Inc. 2.597% 20102,3	14,000	13,992
Williams Companies, Inc. 6.375% 20102	6,000	6,161
Williams Companies, Inc. 8.125% 2012	9,800	10,658
Williams Companies, Inc. 7.625% 2019	14,000	15,141
Williams Companies, Inc. 8.75% 2020	13,755	15,841
Williams Companies, Inc. 7.875% 2021	1,650	1,788
Williams Companies, Inc. 8.75% 2032	18,250	20,984
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	11,375	11,796
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	31,975	31,466
Drummond Co., Inc. 7.375% 20162	23,935	21,182
Gaz Capital SA 6.51% 20222	10,000	9,188
Gaz Capital SA 7.288% 20372	11,800	11,092
TransCanada PipeLines Ltd. 6.35% 20673	22,645	19,869
Forest Oil Corp. 8.50% 20142	6,800	6,885
Forest Oil Corp. 7.25% 2019	13,750	12,925
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20144	19,923	19,724
Pemex Project Funding Master Trust 5.75% 2018	5,850	5,813
Pemex Project Funding Master Trust 6.625% 2035	6,500	6,287
TEPPCO Partners LP 7.00% 20673	13,655	11,710
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,043
Enbridge Energy Partners, LP 8.05% 20773	7,220	6,435
Kinder Morgan Energy Partners LP 9.00% 2019	5,730	6,954
Peabody Energy Corp. 5.875% 2016	2,425	2,322
Peabody Energy Corp. 7.375% 2016	3,200	3,248
Newfield Exploration Co. 7.125% 2018	5,000	5,013
Concho Resources Inc. 8.625% 2017	3,300	3,399
Energy Transfer Partners, LP 9.70% 2019	1,550	1,922
Continental Resources 8.25% 20192	1,800	1,859
		383,086

Total corporate bonds, notes & loans		11,997,830

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 2.84%
Brazilian Treasury Bill 6.00% 20109,12	BRL58,946	$33,696
Brazil (Federal Republic of) 10.00% 20179	63,600	31,440
Brazil (Federal Republic of) Global 8.00% 20184	$9,676	11,253
Brazil (Federal Republic of) Global 10.25% 2028	BRL15,000	8,190
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	2,994
Brazil (Federal Republic of) Global 11.00% 2040	12,485	16,855
Brazilian Treasury Bill 6.00% 20459,12	BRL18,225	9,979
Turkey (Republic of) 15.00% 2010	TRY16,262	11,269
Turkey (Republic of) 14.00% 2011	30,550	22,267
Turkey (Republic of) 16.00% 2012	16,000	12,410
Turkey (Republic of) 7.50% 2017	$9,700	10,743
Turkey (Republic of) 6.75% 2018	3,250	3,437
Colombia (Republic of) Global 11.75% 2010	COP3,295,000	1,766
Colombia (Republic of) Global 10.00% 2012	$1,500	1,769
Colombia (Republic of) Global 10.75% 2013	8,550	10,628
Colombia (Republic of) Global 8.25% 2014	4,000	4,800
Colombia (Republic of) Global 12.00% 2015	COP22,990,000	14,179
Colombia (Republic of) Global 11.75% 2020	$1,936	2,827
Colombia (Republic of) Global 9.85% 2027	COP12,085,000	6,706
Colombia (Republic of) Global 10.375% 2033	$823	1,206
Colombia (Republic of) Global 7.375% 2037	4,139	4,698
Panama (Republic of) Global 7.125% 2026	585	677
Panama (Republic of) Global 8.875% 2027	6,500	8,612
Panama (Republic of) Global 6.70% 20364	27,674	30,718
United Mexican States Government, Series M10, 10.50% 2011	MXN12,320	1,027
United Mexican States Government Global 6.375% 2013	$6,970	7,677
United Mexican States Government, Series MI10, 9.50% 2014	MXN80,000	6,452
United Mexican States Government 5.00% 20169,12	63,719	5,258
United Mexican States Government, Series M20, 10.00% 2024	80,000	6,851
United Mexican States Government Global 6.75% 2034	$6,105	6,746
Russian Federation 12.75% 2028	2,000	3,340
Russian Federation 7.50% 20304	22,433	24,564
Egypt (Arab Republic of) 9.10% 2010	EGP50,497	9,298
Egypt (Arab Republic of) 9.10% 2010	3,130	580
Egypt (Arab Republic of) 11.50% 2011	9,380	1,823
Egypt (Arab Republic of) 9.10% 2012	18,225	3,334
Egypt (Arab Republic of) 11.625% 2014	49,265	9,901
Indonesia (Republic of) 10.375% 2014	$1,800	2,200
Indonesia (Republic of) 6.875% 20172	1,000	1,087
Indonesia (Republic of) 6.875% 2018	5,000	5,425
Indonesia (Republic of) 6.875% 20182	3,725	4,042
Indonesia (Republic of) 6.625% 20372	2,500	2,487
Polish Government 5.75% 2014	PLN26,354	9,194
Polish Government 5.25% 2017	2,050	677
Polish Government 6.375% 2019	$3,535	3,989
Venezuela (Republic of) 10.75% 2013	6,000	5,970
Venezuela (Republic of) Global 8.50% 2014	1,250	1,119
Venezuela (Republic of) 7.65% 2025	8,455	5,623
South Africa (Republic of) 6.875% 2019	7,410	8,299
Argentina (Republic of) GDP-Linked 2035	ARS84,135	1,326
Argentina (Republic of) GDP-Linked 2035	$12,377	829
Argentina (Republic of) 0.63% 20384,9,12	ARS179,328	4,927
Uruguay (Republic of) 4.25% 20274,9,12	UYU143,129	6,717
Dominican Republic 9.50% 20114	$2,251	2,352
Dominican Republic 9.50% 20112,4	1,375	1,436
Peru (Republic of) 7.125% 2019	2,945	3,394
Corporación Andina de Fomento 5.75% 2017	3,000	3,061
Thai Government 4.125% 2009	THB73,490	2,207
		426,331

MORTGAGE-BACKED OBLIGATIONS4 — 1.42%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20372	$10,725	$10,400
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20372	38,760	37,493
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 20362	30,490	30,090
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 20362	12,250	12,101
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.788% 20363	15,000	10,529
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY3, Class 4-A1, 5.32% 20373	14,645	11,081
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.736% 20373	23,769	16,598
American Home Mortgage Investment Trust, Series 2005-4, Class V-A, 5.35% 20453	55,916	36,389
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 20362	1,450	1,441
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 20362	5,950	5,912
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 20362	11,615	11,540
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 20362	12,950	12,867
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.596% 20373	7,451	3,373
Countrywide Alternative Loan Trust, Series 2007-7T2, Class A-27, 6.00% 2037	1,800	1,127
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 5.65% 20363	6,113	4,137
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 2-A2, 5.846% 20363	6,067	3,855
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.366% 20463	2,766	2,596
Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 2-A-1, 6.50% 2037	4,239	2,206
		213,735

U.S. TREASURY BONDS & NOTES — 0.38%
U.S. Treasury 1.375% 2012	10,000	9,983
U.S. Treasury 3.25% 2016	20,000	20,493
U.S. Treasury 6.00% 2026	21,000	26,070
		56,546

ASSET-BACKED OBLIGATIONS4 — 0.06%
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20142	6,450	6,635
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.383% 20373	3,454	2,044
		8,679

Total bonds, notes & other debt instruments (cost: $12,624,510,000)		12,703,121

	Shares or
Convertible securities — 1.07%	principal amount

INFORMATION TECHNOLOGY — 0.63%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$61,000,000	59,170
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$19,482,000	14,684
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$23,900,000	20,166
		94,020

ENERGY — 0.15%
Petroplus Holdings AG 3.375% convertible notes 2013	$22,000,000	22,047

HEALTH CARE — 0.11%
Schering-Plough Corp., 6.00% convertible preferred 2010	68,000	16,503

FINANCIALS — 0.09%
Alexandria Real Estate Equities, Inc. 8.00% convertible notes 20292	$1,197,000	1,813
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20272	$5,000,000	4,619
Boston Properties, Inc. 2.875% convertible notes 2037	$4,000,000	3,865
Equity Residential 3.85% convertible notes 2026	$3,500,000	3,485
		13,782

INDUSTRIALS — 0.07%
UAL Corp. 4.50% convertible notes 2021	14,500,000	10,749

MISCELLANEOUS — 0.02%
Other convertible securities in initial period of acquisition		3,469

Total convertible securities (cost: $136,207,000)		160,570

Preferred securities — 0.99%	Shares

FINANCIALS — 0.99%
Barclays Bank PLC 7.434%2,3	38,126,000	33,932
Barclays Bank PLC 6.86%2,3	3,570,000	2,802
Barclays Bank PLC 8.55%2,3	3,009,000	2,768
Barclays Bank PLC 5.926%2,3	3,000,000	2,250
Barclays Bank PLC, Series 1, 6.278% noncumulative3	1,600,000	1,192
Barclays Bank PLC 7.375%2,3	1,225,000	1,090
JPMorgan Chase & Co., Series I, 7.90%3	28,770,000	27,708
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities2	1,125,000	25,172
Wells Fargo & Co. 7.98%3	20,225,000	18,506
Wells Fargo Capital XIII 7.70%3	3,325,000	2,943
PNC Financial Services Group, Inc., Series K, 8.25%3	8,275,000	7,889
General Motors Corp. 7.00%2	9,240	5,374
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative2,3	8,150,000	4,241
ILFC E-Capital Trust II 6.25%2,3	8,000,000	4,120
Royal Bank of Scotland Group PLC, Series U, 7.64%3	3,700,000	1,815
Royal Bank of Scotland Group PLC 5.512% noncumulative trust3	2,800,000	1,330
BAC Capital Trust VI 5.625% 2035	2,837,000	2,207
Fannie Mae, Series O, 7.00%2,3	607,282	1,822
Lloyds Banking Group PLC 6.657% preference shares2,3	2,000,000	1,223
SMFG Preferred Capital USD 3 Ltd. 9.50%2,3	315,000	352
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative2,13	1,826,000	18

Total preferred securities (cost: $192,056,000)		148,754

Common stocks — 2.27%

MATERIALS — 0.87%
Georgia Gulf Corp.8,9,10,13	4,809,206	129,848

FINANCIALS — 0.63%
Citigroup Inc.	10,711,696	51,845
Bank of America Corp.	2,488,132	42,099
		93,944

TELECOMMUNICATION SERVICES — 0.34%
AT&T Inc.	1,000,000	27,010
American Tower Corp., Class A13	538,967	19,618
Sprint Nextel Corp., Series 113	777,508	3,071
CenturyTel, Inc.	53,258	1,790
Cincinnati Bell Inc.13	70,740	248
XO Holdings, Inc.13	25,291	17
		51,754

INDUSTRIALS — 0.15%
Delta Air Lines, Inc.13	2,304,931	20,652
World Color Press Inc.13	113,905	1,094
UAL Corp.13	22,911	211
		21,957

INFORMATION TECHNOLOGY — 0.11%
Micron Technology, Inc.2,13	678,656	5,565
Micron Technology, Inc.13	424,160	3,478
Fairchild Semiconductor International, Inc.13	500,000	5,115
ZiLOG, Inc.10,13	1,140,500	2,954
HSW International, Inc.8,9,13	257,091	88
		17,200

CONSUMER DISCRETIONARY — 0.09%
Ford Motor Co.13	1,620,210	11,682
Time Warner Cable Inc.	39,816	1,716
Adelphia Recovery Trust, Series ACC-19,13	16,413,965	328
Adelphia Recovery Trust, Series Arahova9,13	1,773,964	230
Adelphia Recovery Trust, Series ACC-6B9,13	3,619,600	18
Mobile Travel Guide, Inc.8,9,13	83,780	21
American Media Operations, Inc.2,9,10,13	823,272	8
		14,003

HEALTH CARE — 0.06%
UnitedHealth Group Inc.	375,000	9,390
Clarent Hospital Corp.9,10,13	576,849	29
		9,419

CONSUMER STAPLES — 0.02%
Winn-Dixie Stores, Inc.13	194,677	2,554

Total common stocks (cost: $319,188,000)		340,679

Warrants — 0.00%

INDUSTRIALS — 0.00%
World Color Press Inc., Series I, warrants, expire 20149,13	64,557	132
World Color Press Inc., Series II, warrants, expire 20149,13	64,557	97
Atrium Corp., warrants, expire 20182,9,13	21,012	0
		229

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 201013	50,587	1
XO Holdings, Inc., Series B, warrants, expire 201013	37,939	—
XO Holdings, Inc., Series C, warrants, expire 201013	37,939	—
GT Group Telecom Inc., warrants, expire 20102,9,13	11,000	0
		1

Total warrants (cost: $723,000)		230

	Principal amount	Value
Short-term securities — 11.09%	(000)	(000)

U.S. Treasury Bills 0.18%–0.34% due 10/15/2009–7/15/2010	$456,000	$455,125
Freddie Mac 0.16%–0.245% due 10/5/2009–4/19/2010	337,622	337,407
Federal Home Loan Bank 0.15%–0.20% due 10/21–12/16/2009	236,091	236,056
Fannie Mae 0.17%–0.54% due 11/4/2009–7/13/2010	142,342	142,288
Abbott Laboratories 0.14%–0.20% due 10/14–12/1/20092	84,348	84,325
Coca-Cola Co. 0.23%–0.25% due 11/13/2009–1/13/20102	83,200	83,142
Private Export Funding Corp. 0.19%–0.24% due 10/19–12/1/20092	78,400	78,380
NetJets Inc. 0.16%–0.18% due 10/26–11/2/20092	49,500	49,491
Wal-Mart Stores Inc. 0.16% due 11/30/20092	40,600	40,583
General Electric Capital Corp. 0.18% due 10/1/2009	27,400	27,400
Yale University 0.28% due 10/15/2009	25,000	24,997
Harvard University 0.20% due 11/23/2009	25,000	24,991
Straight-A Funding LLC 0.21% due 11/24/20092	25,000	24,991
Jupiter Securitization Co., LLC 0.19% due 10/20/20092	23,000	22,998
Procter & Gamble International Funding S.C.A. 0.20%–0.22% due 10/20–10/22/20092	18,800	18,797
Medtronic Inc. 0.20% due 10/29/20092	15,000	14,997

Total short-term securities (cost: $1,665,706,000)		1,665,968

Total investment securities (cost: $14,938,390,000)		15,019,322
Other assets less liabilities		1,434

Net assets		$15,020,756

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Scheduled interest and/or principal payment was not received.

2Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,456,656,000, which represented 23.01% of the net assets of the fund.

3Coupon rate may change periodically.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,206,728,000, which represented 8.03% of the net assets of the fund.

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Step bond; coupon rate will increase at a later date.
8Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Georgia Gulf Corp.	9/28/2006–7/29/2009	$ 85,188	$129,848.87%
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	60,765	76,375.51
Gray Television Inc., Series D, 17.00% (undated)	6/26/2008–7/15/2008	61,275	37,811.25
HSW International, Inc.	12/17/2007	792	88	—
Mobile Travel Guide, Inc.	12/17/2007	21	21	—

Total restricted securities		$208,041	$244,143	1.63%

9Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $402,339,000, which represented 2.68% of the net assets of the fund.
10Represents an affiliated company as defined under the Investment Company Act of 1940.
11Unfunded loan commitment; the total value of all unfunded loan commitments was $12,679,000, which represented .08% of the net assets of the fund.
12Index-linked bond whose principal amount moves with a government retail price index.
13Security did not produce income during the last 12 months.

Key to abbreviations and symbols

ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
€ = Euros
£ = British pounds
MXN = Mexican pesos
PLN = Polish zloty
THB = Thai baht
TRY = New Turkish liras
UYU = Uruguayan pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-921-1109O-S21462

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the “Fund”) as of September 30, 2009, and for the year then ended and have issued our report thereon dated November 12, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 12, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2009

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: November 30, 2009